                                                                   EXHIBIT 9

                             ADVANCING AGREEMENT

This Advancing Agreement dated as of June 18, 2004 among U.S. Bank National Association, as trustee of the Select Notes Trust LT 2004-1 (the "Trustee"), J.P. Morgan Securities Inc., as calculation agent (the "Calculation Agent") and JPMorgan Chase Bank, as advancing party (the "Advancing Party"). Capitalized but undefined terms used herein shall have the meanings set forth in the Base Trust Agreement (the "Base Trust Agreement") dated as of April 2, 2002 between the Trustee and Structured Obligations Corporation, as depositor as supplemented by the Select Notes Trust LT 2004-1 Series Supplement, dated as of the date hereof between the Trustee and Structured Obligations Corporation, as trustor and calculation agent (the "Series Supplement" and together with the Base Trust Agreement, the "Trust Agreement").

         SECTION 1. Subject to the terms and conditions set forth herein, the Advancing Party agrees to make advances ("Advances") to the Trust in the amounts and on the dates (each a "Scheduled Advance Date") set forth in the Schedule of Advances attached hereto as Schedule 1 (the "Schedule of Advances).

         SECTION 2. The obligation of the Advancing Party to make Advances hereunder shall not become effective until the date on which each of the following conditions is satisfied:

                  (a) the Advancing Party (or its counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Advancing Party (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement;

                  (b) the Advancing Party shall have received a favorable written opinion (addressed to the Advancing Party and dated the date hereof) of Dorsey & Whitney LLP, counsel for the Trustee, in form and substance satisfactory to the Advancing Party; and

                  (c) the Advancing Party shall have received a copy of the executed Trust Agreement.

                  (d) the Advancing Party shall have received a favorable written opinion (addressed to the Advancing Party and dated the date hereof) of Dreher Langer & Tomkies LLP, counsel for the Advancing Party with respect to its security interest in the underlying collateral in a form and substance satisfactory to the Advancing Party.

         SECTION 3. (a) The obligation of the Advancing Party to make an Advance is subject to the satisfaction of the following conditions:

                           (i) the representations and warranties of the Trustee and the Calculation Agent set forth in this Agreement shall be true and correct on and as of the date of such Advance;

                           (ii) at the time of and immediately after giving effect to such Advance no Event of Default shall have occurred and be continuing;

                           (iii) the determination by the Advancing Party,
                  in its sole discretion, that the full repayment of such Advance is recoverable from the Trustee by the Advancing Party; and

                           (iv) after giving effect to such Advance, the
                  market value of the Underlying Securities is at least 250% of the aggregate amount of all outstanding Advances;

                  (b) The Advancing Party shall not be required to make any Advances in respect of Underlying Securities with respect to which a Removal Event has occurred.

                  (c) The Trustee will provide written notice to the Advancing Party, the Rating Agency and the Calculation Agent of any Removal Event within two Business Days of its actual knowledge of such Removal Event.

                  (d) The Trustee will provide the Advancing Party with written notice of any Event of Default within two Business Days of the occurrence thereof.

"Event of Default" means the failure of the Trustee to make any payment required by Sections 4, 7 or 11 hereof when due or a breach of any of the covenants contained in Section 14.

         SECTION 4. Subject to the terms and conditions set forth herein, the Trustee, on behalf of the Trust agrees to repay the Advancing Party for Advances received by the Trust in the amounts and on the dates set forth in the Schedule of Repayments, attached hereto as Schedule 2 (the "Schedule of Repayments") and to pay the Advancing Party the amounts set forth in Section 11.

         SECTION 5. Upon the occurrence of a Pass-Through Rate Adjustment Event, the Trustee shall notify the Advancing Party and the Calculation Agent of such occurrence and the Calculation Agent shall, on or prior to the day prior to the Interest Distribution Date occurring immediately after such Pass-Through Rate Adjustment Event, recalculate the amount and date of all future Advances to be made by the Advancing Party and the amounts and dates of repayment by the Trust and shall prepare an amended Schedule of Advances and amended Schedule of Repayments, which shall, after being consented to by the Advancing Party, be delivered by the Calculation Agent to the Trustee and shall replace the prior Schedule of Advances and Schedule of Repayments. Any Schedule of Advances or Schedule of Repayments which is revised pursuant to any of the provisions hereof shall be revised in accordance with the definition of "Pass-Through Rate" attached hereto as Exhibit A.

         SECTION 6. The Trustee may not purchase additional Underlying Securities or issue any additional Certificates after the Closing Date without the prior written consent of the Advancing Party. If the Advancing Party consents to any purchase of additional Underlying Securities and issuance of additional Certificates, the Calculation Agent shall recalculate the amount and date of all future Advances to be made by the Advancing Party and the amounts and dates of repayment by the Trust and shall prepare an amended Schedule of Advances and amended Schedule of Repayments, which shall after being consented to by the Advancing Party, be delivered by the Calculation Agent to the Trustee and shall replace the prior Schedule of Advances and Schedule of Repayments.

         SECTION 7. If a Removal Event occurs with respect to any Underlying Security and such Security is sold pursuant to the provisions of Section 10 of the Series Supplement, the Trustee shall, prior to making any distributions to Certificateholders from the proceeds of such sale, pay to the Advancing Party an amount equal to the lesser of (x) the Repayment Cap and (y) the amount of the outstanding Advances made in respect of such Underlying Security in reduction of the outstanding amount of the Advances; provided, however, that if the market value of the Underlying Securities is
--------  -------
less than 250% of the aggregate outstanding amount of the outstanding Advances, the Trustee on behalf of the Trust shall pay to the Advancing Party the lesser of (x) 100% of the proceeds from the sale of such Underlying Security and (y) the aggregate amount of outstanding Advances. If at least one bid is received for the sale of an Underlying Security and the highest bid for such sale is not equal to the amount payable to the

Advancing Party with respect to such Underlying Security pursuant to this
Section 7, the Advancing Party may, but shall not be obligated to, take possession of such Underlying Security and become the owner thereof, which will reduce the outstanding amount of the Advances by the amount of the highest bid on the Underlying Securities. If no such bids are received, the Advancing Party agrees to the procedures set forth in Section 10 (e) of the Series Supplement.

                  "Repayment Cap" means with respect to any date of determination, the Certificate Principal Balance on the Closing Date multiplied by 0.0075.

         SECTION 8. As security for the prompt and complete payment when due (whether at the stated maturity, by acceleration or otherwise) of the Advances made or to be made pursuant to this Agreement and compensation and interest to be paid the Advancing Party pursuant to Section 11 hereof, the Trustee hereby pledges and assigns to the Advancing Party, and grants to the Advancing Party a security interest in, all right, title, and interest, whether now owned or hereafter acquired, of the Trustee in, to, and under the Underlying Securities (including any additional corporate debt securities purchased pursuant to Section 5 of the Series Supplement), the Fannie Mae Securities (including any additional Fannie Mae Securities purchased pursuant to Section 5 of the Series Supplement), and the security entitlements (as defined in the New York Uniform Commercial Code) relating thereto in respect of the securities accounts (as defined in the New York Uniform Commercial Code) where such securities are maintained, and the proceeds thereof (collectively, the "Security"). The Advancing Party shall have, in addition to all other rights and remedies with respect to the Security, all the rights and remedies of a secured party under the New York Uniform Commercial Code.

         SECTION 9. The Trustee on behalf of the Trust hereby irrevocably authorizes the Advancing Party to file any financing statements and amendments thereto as may be required or advisable in order to perfect or to continue the perfection of the security interest in the Security, including, without limitation, financing statements that describe the collateral as being of an equal, greater, or lesser scope, or with greater or lesser detail, than as set forth in the definition of "Security." The Trustee on behalf of the Trust also herby ratifies its authorization for the Advancing Party to have filed in any jurisdiction any financing statements or amendments thereto if filed prior to the date hereof. Without the prior written consent of the Advancing Party, the Trustee on behalf of the Trust will not file or authorize or permit to be filed in any jurisdiction any financing statement covering the Security.

         SECTION 10. The Advancing Party at its discretion may, whether any of the Advances be due, in its name or in the name of the Trust or Trustee or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable with respect to, any of the Security, but shall be under no obligation to do so, or release any of the Security without thereby incurring responsibility to, or discharging or otherwise affecting any liability of, the Trust or Trustee. The Advancing Party shall not be required to take any steps necessary to preserve any rights against prior parties to any of the Security.

         SECTION 11. As compensation for the Advancing Party's commitment to make Advances hereunder, as interest owed on Advances outstanding and for costs and expenses, the Trustee on behalf of the Trust shall pay the Advancing Party Advance Interest on the dates set forth in Schedule 3. If the Trust Termination Date is prior to February 1, 2034, the Advancing Party shall be paid any the unpaid portion of the Advance Interest which has accrued to such Trust Termination Date, as reasonably calculated by the Calculation Agent.

                  "Advance Interest" means the amounts payable to the Advancing Party as set forth on Schedule 3.

         SECTION 12. The Trustee hereby represents and warrants to the Advancing Party that: (a) Select Income Trust LT 2004-1 has been validly created under the laws of the State of New York; (b) the Trustee has delivered to the Advancing Party a true, complete and accurate copy of the Trust Agreement; (c) it has the legal capacity and full power and authority to execute, deliver, and perform its obligations under, and to bind the Trustee to perform its obligations under, this Agreement, and to execute and deliver any and all documents and instruments in connection therewith; (d) the Security is and will be free and clear of any lien, charge, security interest, claim or encumbrance whatsoever, except for that created by this agreement and the Trust Agreement and (e) the performance of the Trustee's obligations hereunder do not require any consent or approval of, registration or filing with, or any other action by, any governmental authority, except such as have been obtained or made and are in full force and effect.

         SECTION 13. The Calculation Agent hereby represents and warrants to the Advancing Party that:

                  (a) Neither the performance of the Trustee's or the Calculation Agent's obligations hereunder, (i) will violate any of the terms of the Trust Agreement or the Certificates issued thereunder and (ii) will result in the creation or imposition of any lien on any asset held by the Trustee, other than as provided herein.

                  (b) The performance of the Calculation Agent's obligations hereunder does not require any consent or approval of, registration or filing with, or any other action by, any governmental authority, except such as have been obtained or made and are in full force and effect.

                  (c) The Trust is not an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940.

                  (d) The Trust is in compliance with all laws, regulations and orders of any governmental authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property.

         SECTION 14. Until the termination of this Agreement pursuant to
Section 18 hereof, the Trustee covenants and agrees with the Advancing Party that without the written consent of the Advancing Party (i) the Trustee will not create, incur, assume or enter into any obligations, contingent or otherwise on behalf of the Trust, except for obligations created hereunder or pursuant to the Trust Agreement and (ii) the Trustee will not create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by the Trustee on behalf of the Trust, except for Liens created hereunder or pursuant to the Trust Agreement.

         "Lien" means, with respect to any asset, any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset.

         SECTION 15. The Trustee will keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities on behalf of the Trust. The Trustee will permit any representatives designated by the Advancing Party upon reasonable prior notice, to examine and make extracts from its books and records, all at such reasonable times and as often as reasonably requested.

         SECTION 16. The Trustee will comply with all laws, rules, regulations and orders of any governmental authority applicable to it or the property it holds on behalf of the Trust.

         SECTION 17. The proceeds of the Advances will be used only for distributions of interest to Certificateholders on Interest Distribution Dates. No part of the proceeds of any Advance will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Governors of the Federal Reserve System (the "Board"), including Regulations T, U and X of the Board.

         SECTION 18. Upon the occurrence of an Advancing Party Credit Event, the Advancing Party may be replaced by the Trustee as provided in Section 10(m) of the Series Supplement.

         SECTION 19. This Agreement shall terminate on the earlier of the date on which the principal amount of the Underlying Securities and maturity amount of the Fannie Mae Securities has been reduced to zero through principal distributions and February 1, 2034.

         SECTION 20. Notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

                  (i) if to the Trustee, to it at 100 Wall Street, Suite 1600, New York, New York 10005, Attention of Beverly Freeney (Telecopy No. (212) 509-3384);

                  (ii) if to the Advancing Party, to JPMorgan Chase Bank, 270 Park Avenue, MS 841, New York, New York 10017, Attention of Karin Bleyer (Telecopy No. (212) 834-6166), with a copy to JPMorgan Chase Bank, 500 Stanton Christiana Road, Newark, Delaware 19713, Attention of Shirwyn Wilson (Telecopy No. (302) 634-1092); or

                  (iii) if to the Calculation Agent, to JPMorgan Chase Bank, 270 Park Avenue, MS 841, New York, New York 10017, Attention of Karin Bleyer (Telecopy No. (212) 834-6166), with a copy to JPMorgan Chase Bank, 500 Stanton Christiana Road, Newark, Delaware 19713, Attention of Shirwyn Wilson (Telecopy No. (302) 634-1092).

         SECTION 21. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

         SECTION 22. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

         SECTION 23. No delay on the part of the Advancing Party in exercising any power or right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right hereunder preclude other or further exercise thereof or the exercise of any other power or right. The rights, remedies and benefits herein expressly specified are cumulative and not exclusive of any rights, remedies or benefits which the Advancing Party may otherwise have.

         SECTION 24. Notwithstanding any prior termination of this Agreement, each of the Trustee, the Calculation Agent and the Advancing Party agrees that it shall not, until the date which is one year and one day after the earlier of a Trust Termination Event or the Final Scheduled Distribution Date, acquiesce, petition or otherwise invoke or cause the applicable Trust to invoke the process of the United States of America, any State or other political subdivision thereof or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government for the purpose of commencing or sustaining a case by or against the Trust under a Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or all or any part of the property or assets of the Trust or ordering the winding up or liquidation of the affairs of the Trust.

         SECTION 25. This Agreement shall be construed in accordance with and governed by the law of the State of New York.

         SECTION 26. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                   U.S. BANK NATIONAL ASSOCIATION, not in its
                                        individual capacity, but solely as
                                        trustee of the Select Notes Trust LT
                                        2004-1


                                   By  /s/ Beverly A. Freeney
                                      ----------------------------------------
                                      Name: Beverly A. Freeney
                                      Title: Vice President


                                   JPMORGAN CHASE BANK


                                   By   /s/ Marc Schroeder
                                      -----------------------------------------
                                      Name: Marc Schroeder
                                      Title: Associate


                                   J.P. MORGAN SECURITIES INC.


                                   By   /s/ Chadwick S. Parson
                                      -----------------------------------------
                                      Name: Chadwick S. Parson
                                      Title: Vice President

                                                                   Exhibit A

                       DEFINITION OF PASS-THROUGH RATE

                  "Pass-Through Rate" means the per annum interest rate on
                   -----------------
the Certificates applicable during the interest accrual period related to an Interest Payment Date. The Pass-Through Rate is initially equal to 6.30%, until a Pass-Through Rate Adjustment Event has occurred, in which case the Pass-Through Rate shall be recalculated by the Calculation Agent so that the adjusted Pass-Through Rate will be equal to:

                  (i) (a) (1) the principal amount of the Underlying Securities immediately after such Pass-Through Rate Adjustment Event multiplied by (2) the weighted average interest rate of the Underlying Securities immediately after such Pass-Through Rate Adjustment Event reduced by (b) the total amount of Advance Interest payable to the Advancing Party during the current year plus any other annual expenses payable by the Trustee on behalf of the Trust and further reduced by (c) the sum of each Advance Repayment Shortfall (each such Advance Repayment Shortfall being first divided by (x) the number of months from the Interest Distribution Date occurring immediately after the occurrence of such Advance Repayment Shortfall to February 1, 2034 divided by (y) 12), divided by

                  (ii) the Certificate Principal Balance after giving effect to the distribution of principal resulting from such Pass-Through Rate Adjustment Event.

                                                                   Schedule 1

                    SCHEDULE OF ADVANCES

-------------------------------------------------------------
           ADJUSTED                        AMOUNT
             DATES                        ADVANCED
-------------------------------------------------------------

Total                                            -21,970,637
-------------------------------------------------------------
                    18-Jun-2004                            0
-------------------------------------------------------------
                     1-Jul-2004                            0
-------------------------------------------------------------
                    15-Jul-2004                            0
-------------------------------------------------------------
                     2-Aug-2004                     -185,859
-------------------------------------------------------------
                    16-Aug-2004                            0
-------------------------------------------------------------
                     1-Sep-2004                     -138,802
-------------------------------------------------------------
                    15-Sep-2004                            0
-------------------------------------------------------------
                     1-Oct-2004                     -129,229
-------------------------------------------------------------
                    15-Oct-2004                            0
-------------------------------------------------------------
                     1-Nov-2004                            0
-------------------------------------------------------------
                    15-Nov-2004                            0
-------------------------------------------------------------
                     1-Dec-2004                     -167,896
-------------------------------------------------------------
                    15-Dec-2004                            0
-------------------------------------------------------------
                     3-Jan-2005                      -79,696
-------------------------------------------------------------
                    18-Jan-2005                            0
-------------------------------------------------------------
                     1-Feb-2005                            0
-------------------------------------------------------------
                    15-Feb-2005                            0
-------------------------------------------------------------
                     1-Mar-2005                      -76,021
-------------------------------------------------------------
                    15-Mar-2005                            0
-------------------------------------------------------------
                     1-Apr-2005                      -77,271
-------------------------------------------------------------
                    15-Apr-2005                            0
-------------------------------------------------------------
                     2-May-2005                            0
-------------------------------------------------------------
                    16-May-2005                            0
-------------------------------------------------------------
                     1-Jun-2005                     -167,896
-------------------------------------------------------------
                    15-Jun-2005                            0
-------------------------------------------------------------
                     1-Jul-2005                      -78,021
-------------------------------------------------------------
                    15-Jul-2005                            0
-------------------------------------------------------------
                     1-Aug-2005                            0
-------------------------------------------------------------
                    15-Aug-2005                            0
-------------------------------------------------------------
                     1-Sep-2005                      -76,021
-------------------------------------------------------------
                    15-Sep-2005                            0
-------------------------------------------------------------
                     3-Oct-2005                      -77,271
-------------------------------------------------------------
                    17-Oct-2005                            0
-------------------------------------------------------------
                     1-Nov-2005                            0
-------------------------------------------------------------
                    15-Nov-2005                            0
-------------------------------------------------------------
                     1-Dec-2005                     -167,896
-------------------------------------------------------------
                    15-Dec-2005                            0
-------------------------------------------------------------
                     3-Jan-2006                      -78,021
-------------------------------------------------------------
                    17-Jan-2006                            0
-------------------------------------------------------------
                     1-Feb-2006                            0
-------------------------------------------------------------
                    15-Feb-2006                            0
-------------------------------------------------------------

-------------------------------------------------------------
           ADJUSTED                        AMOUNT
             DATES                        ADVANCED
-------------------------------------------------------------
                     1-Mar-2006                      -76,021
-------------------------------------------------------------
                    15-Mar-2006                            0
-------------------------------------------------------------
                     3-Apr-2006                      -77,271
-------------------------------------------------------------
                    17-Apr-2006                            0
-------------------------------------------------------------
                     1-May-2006                            0
-------------------------------------------------------------
                    15-May-2006                            0
-------------------------------------------------------------
                     1-Jun-2006                     -167,896
-------------------------------------------------------------
                    15-Jun-2006                            0
-------------------------------------------------------------
                     3-Jul-2006                      -78,021
-------------------------------------------------------------
                    17-Jul-2006                            0
-------------------------------------------------------------
                     1-Aug-2006                            0
-------------------------------------------------------------
                    15-Aug-2006                            0
-------------------------------------------------------------
                     1-Sep-2006                      -76,021
-------------------------------------------------------------
                    15-Sep-2006                            0
-------------------------------------------------------------
                     2-Oct-2006                      -77,271
-------------------------------------------------------------
                    16-Oct-2006                            0
-------------------------------------------------------------
                     1-Nov-2006                            0
-------------------------------------------------------------
                    15-Nov-2006                            0
-------------------------------------------------------------
                     1-Dec-2006                     -167,896
-------------------------------------------------------------
                    15-Dec-2006                            0
-------------------------------------------------------------
                     2-Jan-2007                      -78,021
-------------------------------------------------------------
                    16-Jan-2007                            0
-------------------------------------------------------------
                     1-Feb-2007                            0
-------------------------------------------------------------
                    15-Feb-2007                            0
-------------------------------------------------------------
                     1-Mar-2007                      -76,021
-------------------------------------------------------------
                    15-Mar-2007                            0
-------------------------------------------------------------
                     2-Apr-2007                      -77,271
-------------------------------------------------------------
                    16-Apr-2007                            0
-------------------------------------------------------------
                     1-May-2007                            0
-------------------------------------------------------------
                    15-May-2007                            0
-------------------------------------------------------------
                     1-Jun-2007                     -167,896
-------------------------------------------------------------
                    15-Jun-2007                            0
-------------------------------------------------------------
                     2-Jul-2007                      -78,021
-------------------------------------------------------------
                    16-Jul-2007                            0
-------------------------------------------------------------
                     1-Aug-2007                            0
-------------------------------------------------------------
                    15-Aug-2007                            0
-------------------------------------------------------------
                     4-Sep-2007                      -76,021
-------------------------------------------------------------
                    17-Sep-2007                            0
-------------------------------------------------------------
                     1-Oct-2007                      -77,271
-------------------------------------------------------------
                    15-Oct-2007                            0
-------------------------------------------------------------
                     1-Nov-2007                            0
-------------------------------------------------------------
                    15-Nov-2007                            0
-------------------------------------------------------------
                     3-Dec-2007                     -167,896
-------------------------------------------------------------
                    17-Dec-2007                            0
-------------------------------------------------------------
                     2-Jan-2008                      -78,021
-------------------------------------------------------------
                    15-Jan-2008                            0
-------------------------------------------------------------
                     1-Feb-2008                            0
-------------------------------------------------------------

-------------------------------------------------------------
           ADJUSTED                        AMOUNT
             DATES                        ADVANCED
-------------------------------------------------------------
                    15-Feb-2008                            0
-------------------------------------------------------------
                     3-Mar-2008                      -76,021
-------------------------------------------------------------
                    17-Mar-2008                            0
-------------------------------------------------------------
                     1-Apr-2008                      -77,271
-------------------------------------------------------------
                    15-Apr-2008                            0
-------------------------------------------------------------
                     1-May-2008                            0
-------------------------------------------------------------
                    15-May-2008                            0
-------------------------------------------------------------
                     2-Jun-2008                     -167,896
-------------------------------------------------------------
                    16-Jun-2008                            0
-------------------------------------------------------------
                     1-Jul-2008                      -78,021
-------------------------------------------------------------
                    15-Jul-2008                            0
-------------------------------------------------------------
                     1-Aug-2008                            0
-------------------------------------------------------------
                    15-Aug-2008                            0
-------------------------------------------------------------
                     2-Sep-2008                      -76,021
-------------------------------------------------------------
                    15-Sep-2008                            0
-------------------------------------------------------------
                     1-Oct-2008                      -77,271
-------------------------------------------------------------
                    15-Oct-2008                            0
-------------------------------------------------------------
                     3-Nov-2008                            0
-------------------------------------------------------------
                    17-Nov-2008                            0
-------------------------------------------------------------
                     1-Dec-2008                     -167,896
-------------------------------------------------------------
                    15-Dec-2008                            0
-------------------------------------------------------------
                     2-Jan-2009                      -78,021
-------------------------------------------------------------
                    15-Jan-2009                            0
-------------------------------------------------------------
                     2-Feb-2009                            0
-------------------------------------------------------------
                    17-Feb-2009                            0
-------------------------------------------------------------
                     2-Mar-2009                      -76,021
-------------------------------------------------------------
                    16-Mar-2009                            0
-------------------------------------------------------------
                     1-Apr-2009                      -77,271
-------------------------------------------------------------
                    15-Apr-2009                            0
-------------------------------------------------------------
                     1-May-2009                            0
-------------------------------------------------------------
                    15-May-2009                            0
-------------------------------------------------------------
                     1-Jun-2009                     -167,896
-------------------------------------------------------------
                    15-Jun-2009                            0
-------------------------------------------------------------
                     1-Jul-2009                      -78,021
-------------------------------------------------------------
                    15-Jul-2009                            0
-------------------------------------------------------------
                     3-Aug-2009                            0
-------------------------------------------------------------
                    17-Aug-2009                            0
-------------------------------------------------------------
                     1-Sep-2009                      -76,021
-------------------------------------------------------------
                    15-Sep-2009                            0
-------------------------------------------------------------
                     1-Oct-2009                      -77,271
-------------------------------------------------------------
                    15-Oct-2009                            0
-------------------------------------------------------------
                     2-Nov-2009                            0
-------------------------------------------------------------
                    16-Nov-2009                            0
-------------------------------------------------------------
                     1-Dec-2009                     -167,896
-------------------------------------------------------------
                    15-Dec-2009                            0
-------------------------------------------------------------
                     4-Jan-2010                      -78,021
-------------------------------------------------------------
                    15-Jan-2010                            0
-------------------------------------------------------------

-------------------------------------------------------------
           ADJUSTED                        AMOUNT
             DATES                        ADVANCED
-------------------------------------------------------------
                     1-Feb-2010                            0
-------------------------------------------------------------
                    16-Feb-2010                            0
-------------------------------------------------------------
                     1-Mar-2010                      -76,021
-------------------------------------------------------------
                    15-Mar-2010                            0
-------------------------------------------------------------
                     1-Apr-2010                      -77,271
-------------------------------------------------------------
                    15-Apr-2010                            0
-------------------------------------------------------------
                     3-May-2010                            0
-------------------------------------------------------------
                    17-May-2010                            0
-------------------------------------------------------------
                     1-Jun-2010                     -167,896
-------------------------------------------------------------
                    15-Jun-2010                            0
-------------------------------------------------------------
                     1-Jul-2010                      -78,021
-------------------------------------------------------------
                    15-Jul-2010                            0
-------------------------------------------------------------
                     2-Aug-2010                            0
-------------------------------------------------------------
                    16-Aug-2010                            0
-------------------------------------------------------------
                     1-Sep-2010                      -76,021
-------------------------------------------------------------
                    15-Sep-2010                            0
-------------------------------------------------------------
                     1-Oct-2010                      -77,271
-------------------------------------------------------------
                    15-Oct-2010                            0
-------------------------------------------------------------
                     1-Nov-2010                            0
-------------------------------------------------------------
                    15-Nov-2010                            0
-------------------------------------------------------------
                     1-Dec-2010                     -167,896
-------------------------------------------------------------
                    15-Dec-2010                            0
-------------------------------------------------------------
                     3-Jan-2011                      -78,021
-------------------------------------------------------------
                    18-Jan-2011                            0
-------------------------------------------------------------
                     1-Feb-2011                            0
-------------------------------------------------------------
                    15-Feb-2011                            0
-------------------------------------------------------------
                     1-Mar-2011                      -76,021
-------------------------------------------------------------
                    15-Mar-2011                            0
-------------------------------------------------------------
                     1-Apr-2011                      -77,271
-------------------------------------------------------------
                    15-Apr-2011                            0
-------------------------------------------------------------
                     2-May-2011                            0
-------------------------------------------------------------
                    16-May-2011                            0
-------------------------------------------------------------
                     1-Jun-2011                     -167,896
-------------------------------------------------------------
                    15-Jun-2011                            0
-------------------------------------------------------------
                     1-Jul-2011                      -78,021
-------------------------------------------------------------
                    15-Jul-2011                            0
-------------------------------------------------------------
                     1-Aug-2011                            0
-------------------------------------------------------------
                    15-Aug-2011                            0
-------------------------------------------------------------
                     1-Sep-2011                      -76,021
-------------------------------------------------------------
                    15-Sep-2011                            0
-------------------------------------------------------------
                     3-Oct-2011                      -77,271
-------------------------------------------------------------
                    17-Oct-2011                            0
-------------------------------------------------------------
                     1-Nov-2011                            0
-------------------------------------------------------------
                    15-Nov-2011                            0
-------------------------------------------------------------
                     1-Dec-2011                     -167,896
-------------------------------------------------------------
                    15-Dec-2011                            0
-------------------------------------------------------------
                     3-Jan-2012                      -78,021
-------------------------------------------------------------

-------------------------------------------------------------
           ADJUSTED                        AMOUNT
             DATES                        ADVANCED
-------------------------------------------------------------
                    17-Jan-2012                            0
-------------------------------------------------------------
                     1-Feb-2012                            0
-------------------------------------------------------------
                    15-Feb-2012                            0
-------------------------------------------------------------
                     1-Mar-2012                      -76,021
-------------------------------------------------------------
                    15-Mar-2012                            0
-------------------------------------------------------------
                     2-Apr-2012                      -77,271
-------------------------------------------------------------
                    16-Apr-2012                            0
-------------------------------------------------------------
                     1-May-2012                            0
-------------------------------------------------------------
                    15-May-2012                            0
-------------------------------------------------------------
                     1-Jun-2012                     -167,896
-------------------------------------------------------------
                    15-Jun-2012                            0
-------------------------------------------------------------
                     2-Jul-2012                      -78,021
-------------------------------------------------------------
                    16-Jul-2012                            0
-------------------------------------------------------------
                     1-Aug-2012                            0
-------------------------------------------------------------
                    15-Aug-2012                            0
-------------------------------------------------------------
                     4-Sep-2012                      -76,021
-------------------------------------------------------------
                    17-Sep-2012                            0
-------------------------------------------------------------
                     1-Oct-2012                      -77,271
-------------------------------------------------------------
                    15-Oct-2012                            0
-------------------------------------------------------------
                     1-Nov-2012                            0
-------------------------------------------------------------
                    15-Nov-2012                            0
-------------------------------------------------------------
                     3-Dec-2012                     -167,896
-------------------------------------------------------------
                    17-Dec-2012                            0
-------------------------------------------------------------
                     2-Jan-2013                      -78,021
-------------------------------------------------------------
                    15-Jan-2013                            0
-------------------------------------------------------------
                     1-Feb-2013                            0
-------------------------------------------------------------
                    15-Feb-2013                            0
-------------------------------------------------------------
                     1-Mar-2013                      -76,021
-------------------------------------------------------------
                    15-Mar-2013                            0
-------------------------------------------------------------
                     1-Apr-2013                      -77,271
-------------------------------------------------------------
                    15-Apr-2013                            0
-------------------------------------------------------------
                     1-May-2013                            0
-------------------------------------------------------------
                    15-May-2013                            0
-------------------------------------------------------------
                     3-Jun-2013                     -167,896
-------------------------------------------------------------
                    17-Jun-2013                            0
-------------------------------------------------------------
                     1-Jul-2013                      -78,021
-------------------------------------------------------------
                    15-Jul-2013                            0
-------------------------------------------------------------
                     1-Aug-2013                            0
-------------------------------------------------------------
                    15-Aug-2013                            0
-------------------------------------------------------------
                     3-Sep-2013                      -76,021
-------------------------------------------------------------
                    16-Sep-2013                            0
-------------------------------------------------------------
                     1-Oct-2013                      -77,271
-------------------------------------------------------------
                    15-Oct-2013                            0
-------------------------------------------------------------
                     1-Nov-2013                            0
-------------------------------------------------------------
                    15-Nov-2013                            0
-------------------------------------------------------------
                     2-Dec-2013                     -167,896
-------------------------------------------------------------
                    16-Dec-2013                            0
-------------------------------------------------------------

-------------------------------------------------------------
           ADJUSTED                        AMOUNT
             DATES                        ADVANCED
-------------------------------------------------------------
                     2-Jan-2014                      -78,021
-------------------------------------------------------------
                    15-Jan-2014                            0
-------------------------------------------------------------
                     3-Feb-2014                            0
-------------------------------------------------------------
                    18-Feb-2014                            0
-------------------------------------------------------------
                     3-Mar-2014                      -76,021
-------------------------------------------------------------
                    17-Mar-2014                            0
-------------------------------------------------------------
                     1-Apr-2014                      -77,271
-------------------------------------------------------------
                    15-Apr-2014                            0
-------------------------------------------------------------
                     1-May-2014                            0
-------------------------------------------------------------
                    15-May-2014                            0
-------------------------------------------------------------
                     2-Jun-2014                     -167,896
-------------------------------------------------------------
                    16-Jun-2014                            0
-------------------------------------------------------------
                     1-Jul-2014                      -78,021
-------------------------------------------------------------
                    15-Jul-2014                            0
-------------------------------------------------------------
                     1-Aug-2014                            0
-------------------------------------------------------------
                    15-Aug-2014                            0
-------------------------------------------------------------
                     2-Sep-2014                      -76,021
-------------------------------------------------------------
                    15-Sep-2014                            0
-------------------------------------------------------------
                     1-Oct-2014                      -77,271
-------------------------------------------------------------
                    15-Oct-2014                            0
-------------------------------------------------------------
                     3-Nov-2014                            0
-------------------------------------------------------------
                    17-Nov-2014                            0
-------------------------------------------------------------
                     1-Dec-2014                     -167,896
-------------------------------------------------------------
                    15-Dec-2014                            0
-------------------------------------------------------------
                     2-Jan-2015                      -78,021
-------------------------------------------------------------
                    15-Jan-2015                            0
-------------------------------------------------------------
                     2-Feb-2015                            0
-------------------------------------------------------------
                    17-Feb-2015                            0
-------------------------------------------------------------
                     2-Mar-2015                      -76,021
-------------------------------------------------------------
                    16-Mar-2015                            0
-------------------------------------------------------------
                     1-Apr-2015                      -77,271
-------------------------------------------------------------
                    15-Apr-2015                            0
-------------------------------------------------------------
                     1-May-2015                            0
-------------------------------------------------------------
                    15-May-2015                            0
-------------------------------------------------------------
                     1-Jun-2015                     -167,896
-------------------------------------------------------------
                    15-Jun-2015                            0
-------------------------------------------------------------
                     1-Jul-2015                      -78,021
-------------------------------------------------------------
                    15-Jul-2015                            0
-------------------------------------------------------------
                     3-Aug-2015                            0
-------------------------------------------------------------
                    17-Aug-2015                            0
-------------------------------------------------------------
                     1-Sep-2015                      -76,021
-------------------------------------------------------------
                    15-Sep-2015                            0
-------------------------------------------------------------
                     1-Oct-2015                      -77,271
-------------------------------------------------------------
                    15-Oct-2015                            0
-------------------------------------------------------------
                     2-Nov-2015                            0
-------------------------------------------------------------
                    16-Nov-2015                            0
-------------------------------------------------------------
                     1-Dec-2015                     -167,896
-------------------------------------------------------------

-------------------------------------------------------------
           ADJUSTED                        AMOUNT
             DATES                        ADVANCED
-------------------------------------------------------------
                    15-Dec-2015                            0
-------------------------------------------------------------
                     4-Jan-2016                      -78,021
-------------------------------------------------------------
                    15-Jan-2016                            0
-------------------------------------------------------------
                     1-Feb-2016                            0
-------------------------------------------------------------
                    16-Feb-2016                            0
-------------------------------------------------------------
                     1-Mar-2016                      -76,021
-------------------------------------------------------------
                    15-Mar-2016                            0
-------------------------------------------------------------
                     1-Apr-2016                      -77,271
-------------------------------------------------------------
                    15-Apr-2016                            0
-------------------------------------------------------------
                     2-May-2016                            0
-------------------------------------------------------------
                    16-May-2016                            0
-------------------------------------------------------------
                     1-Jun-2016                     -167,896
-------------------------------------------------------------
                    15-Jun-2016                            0
-------------------------------------------------------------
                     1-Jul-2016                      -78,021
-------------------------------------------------------------
                    15-Jul-2016                            0
-------------------------------------------------------------
                     1-Aug-2016                            0
-------------------------------------------------------------
                    15-Aug-2016                            0
-------------------------------------------------------------
                     1-Sep-2016                      -76,021
-------------------------------------------------------------
                    15-Sep-2016                            0
-------------------------------------------------------------
                     3-Oct-2016                      -77,271
-------------------------------------------------------------
                    17-Oct-2016                            0
-------------------------------------------------------------
                     1-Nov-2016                            0
-------------------------------------------------------------
                    15-Nov-2016                            0
-------------------------------------------------------------
                     1-Dec-2016                     -167,896
-------------------------------------------------------------
                    15-Dec-2016                            0
-------------------------------------------------------------
                     3-Jan-2017                      -78,021
-------------------------------------------------------------
                    17-Jan-2017                            0
-------------------------------------------------------------
                     1-Feb-2017                            0
-------------------------------------------------------------
                    15-Feb-2017                            0
-------------------------------------------------------------
                     1-Mar-2017                      -76,021
-------------------------------------------------------------
                    15-Mar-2017                            0
-------------------------------------------------------------
                     3-Apr-2017                      -77,271
-------------------------------------------------------------
                    17-Apr-2017                            0
-------------------------------------------------------------
                     1-May-2017                            0
-------------------------------------------------------------
                    15-May-2017                            0
-------------------------------------------------------------
                     1-Jun-2017                     -167,896
-------------------------------------------------------------
                    15-Jun-2017                            0
-------------------------------------------------------------
                     3-Jul-2017                      -78,021
-------------------------------------------------------------
                    17-Jul-2017                            0
-------------------------------------------------------------
                     1-Aug-2017                            0
-------------------------------------------------------------
                    15-Aug-2017                            0
-------------------------------------------------------------
                     1-Sep-2017                      -76,021
-------------------------------------------------------------
                    15-Sep-2017                            0
-------------------------------------------------------------
                     2-Oct-2017                      -77,271
-------------------------------------------------------------
                    16-Oct-2017                            0
-------------------------------------------------------------
                     1-Nov-2017                            0
-------------------------------------------------------------
                    15-Nov-2017                            0
-------------------------------------------------------------

-------------------------------------------------------------
           ADJUSTED                        AMOUNT
             DATES                        ADVANCED
-------------------------------------------------------------
                     1-Dec-2017                     -167,896
-------------------------------------------------------------
                    15-Dec-2017                            0
-------------------------------------------------------------
                     2-Jan-2018                      -78,021
-------------------------------------------------------------
                    16-Jan-2018                            0
-------------------------------------------------------------
                     1-Feb-2018                            0
-------------------------------------------------------------
                    15-Feb-2018                            0
-------------------------------------------------------------
                     1-Mar-2018                      -76,021
-------------------------------------------------------------
                    15-Mar-2018                            0
-------------------------------------------------------------
                     2-Apr-2018                      -77,271
-------------------------------------------------------------
                    16-Apr-2018                            0
-------------------------------------------------------------
                     1-May-2018                            0
-------------------------------------------------------------
                    15-May-2018                            0
-------------------------------------------------------------
                     1-Jun-2018                     -167,896
-------------------------------------------------------------
                    15-Jun-2018                            0
-------------------------------------------------------------
                     2-Jul-2018                      -78,021
-------------------------------------------------------------
                    16-Jul-2018                            0
-------------------------------------------------------------
                     1-Aug-2018                            0
-------------------------------------------------------------
                    15-Aug-2018                            0
-------------------------------------------------------------
                     4-Sep-2018                      -76,021
-------------------------------------------------------------
                    17-Sep-2018                            0
-------------------------------------------------------------
                     1-Oct-2018                      -77,271
-------------------------------------------------------------
                    15-Oct-2018                            0
-------------------------------------------------------------
                     1-Nov-2018                            0
-------------------------------------------------------------
                    15-Nov-2018                            0
-------------------------------------------------------------
                     3-Dec-2018                     -167,896
-------------------------------------------------------------
                    17-Dec-2018                            0
-------------------------------------------------------------
                     2-Jan-2019                      -78,021
-------------------------------------------------------------
                    15-Jan-2019                            0
-------------------------------------------------------------
                     1-Feb-2019                            0
-------------------------------------------------------------
                    15-Feb-2019                            0
-------------------------------------------------------------
                     1-Mar-2019                      -76,021
-------------------------------------------------------------
                    15-Mar-2019                            0
-------------------------------------------------------------
                     1-Apr-2019                      -77,271
-------------------------------------------------------------
                    15-Apr-2019                            0
-------------------------------------------------------------
                     1-May-2019                            0
-------------------------------------------------------------
                    15-May-2019                            0
-------------------------------------------------------------
                     3-Jun-2019                     -167,896
-------------------------------------------------------------
                    17-Jun-2019                            0
-------------------------------------------------------------
                     1-Jul-2019                      -78,021
-------------------------------------------------------------
                    15-Jul-2019                            0
-------------------------------------------------------------
                     1-Aug-2019                            0
-------------------------------------------------------------
                    15-Aug-2019                            0
-------------------------------------------------------------
                     3-Sep-2019                      -76,021
-------------------------------------------------------------
                    16-Sep-2019                            0
-------------------------------------------------------------
                     1-Oct-2019                      -77,271
-------------------------------------------------------------
                    15-Oct-2019                            0
-------------------------------------------------------------
                     1-Nov-2019                            0
-------------------------------------------------------------

-------------------------------------------------------------
           ADJUSTED                        AMOUNT
             DATES                        ADVANCED
-------------------------------------------------------------
                    15-Nov-2019                            0
-------------------------------------------------------------
                     2-Dec-2019                     -167,896
-------------------------------------------------------------
                    16-Dec-2019                            0
-------------------------------------------------------------
                     2-Jan-2020                      -78,021
-------------------------------------------------------------
                    15-Jan-2020                            0
-------------------------------------------------------------
                     3-Feb-2020                            0
-------------------------------------------------------------
                    18-Feb-2020                            0
-------------------------------------------------------------
                     2-Mar-2020                      -76,021
-------------------------------------------------------------
                    16-Mar-2020                            0
-------------------------------------------------------------
                     1-Apr-2020                      -77,271
-------------------------------------------------------------
                    15-Apr-2020                            0
-------------------------------------------------------------
                     1-May-2020                            0
-------------------------------------------------------------
                    15-May-2020                            0
-------------------------------------------------------------
                     1-Jun-2020                     -167,896
-------------------------------------------------------------
                    15-Jun-2020                            0
-------------------------------------------------------------
                     1-Jul-2020                      -78,021
-------------------------------------------------------------
                    15-Jul-2020                            0
-------------------------------------------------------------
                     3-Aug-2020                            0
-------------------------------------------------------------
                    17-Aug-2020                            0
-------------------------------------------------------------
                     1-Sep-2020                      -76,021
-------------------------------------------------------------
                    15-Sep-2020                            0
-------------------------------------------------------------
                     1-Oct-2020                      -77,271
-------------------------------------------------------------
                    15-Oct-2020                            0
-------------------------------------------------------------
                     2-Nov-2020                            0
-------------------------------------------------------------
                    16-Nov-2020                            0
-------------------------------------------------------------
                     1-Dec-2020                     -167,896
-------------------------------------------------------------
                    15-Dec-2020                            0
-------------------------------------------------------------
                     4-Jan-2021                      -78,021
-------------------------------------------------------------
                    15-Jan-2021                            0
-------------------------------------------------------------
                     1-Feb-2021                            0
-------------------------------------------------------------
                    16-Feb-2021                            0
-------------------------------------------------------------
                     1-Mar-2021                      -76,021
-------------------------------------------------------------
                    15-Mar-2021                            0
-------------------------------------------------------------
                     1-Apr-2021                      -77,271
-------------------------------------------------------------
                    15-Apr-2021                            0
-------------------------------------------------------------
                     3-May-2021                            0
-------------------------------------------------------------
                    17-May-2021                            0
-------------------------------------------------------------
                     1-Jun-2021                     -167,896
-------------------------------------------------------------
                    15-Jun-2021                            0
-------------------------------------------------------------
                     1-Jul-2021                      -78,021
-------------------------------------------------------------
                    15-Jul-2021                            0
-------------------------------------------------------------
                     2-Aug-2021                            0
-------------------------------------------------------------
                    16-Aug-2021                            0
-------------------------------------------------------------
                     1-Sep-2021                      -76,021
-------------------------------------------------------------
                    15-Sep-2021                            0
-------------------------------------------------------------
                     1-Oct-2021                      -77,271
-------------------------------------------------------------
                    15-Oct-2021                            0
-------------------------------------------------------------

-------------------------------------------------------------
           ADJUSTED                        AMOUNT
             DATES                        ADVANCED
-------------------------------------------------------------
                     1-Nov-2021                            0
-------------------------------------------------------------
                    15-Nov-2021                            0
-------------------------------------------------------------
                     1-Dec-2021                     -167,896
-------------------------------------------------------------
                    15-Dec-2021                            0
-------------------------------------------------------------
                     3-Jan-2022                      -78,021
-------------------------------------------------------------
                    18-Jan-2022                            0
-------------------------------------------------------------
                     1-Feb-2022                            0
-------------------------------------------------------------
                    15-Feb-2022                            0
-------------------------------------------------------------
                     1-Mar-2022                      -76,021
-------------------------------------------------------------
                    15-Mar-2022                            0
-------------------------------------------------------------
                     1-Apr-2022                      -77,271
-------------------------------------------------------------
                    15-Apr-2022                            0
-------------------------------------------------------------
                     2-May-2022                            0
-------------------------------------------------------------
                    16-May-2022                            0
-------------------------------------------------------------
                     1-Jun-2022                     -167,896
-------------------------------------------------------------
                    15-Jun-2022                            0
-------------------------------------------------------------
                     1-Jul-2022                      -78,021
-------------------------------------------------------------
                    15-Jul-2022                            0
-------------------------------------------------------------
                     1-Aug-2022                            0
-------------------------------------------------------------
                    15-Aug-2022                            0
-------------------------------------------------------------
                     1-Sep-2022                      -76,021
-------------------------------------------------------------
                    15-Sep-2022                            0
-------------------------------------------------------------
                     3-Oct-2022                      -77,271
-------------------------------------------------------------
                    17-Oct-2022                            0
-------------------------------------------------------------
                     1-Nov-2022                            0
-------------------------------------------------------------
                    15-Nov-2022                            0
-------------------------------------------------------------
                     1-Dec-2022                     -167,896
-------------------------------------------------------------
                    15-Dec-2022                            0
-------------------------------------------------------------
                     3-Jan-2023                      -78,021
-------------------------------------------------------------
                    17-Jan-2023                            0
-------------------------------------------------------------
                     1-Feb-2023                            0
-------------------------------------------------------------
                    15-Feb-2023                            0
-------------------------------------------------------------
                     1-Mar-2023                      -76,021
-------------------------------------------------------------
                    15-Mar-2023                            0
-------------------------------------------------------------
                     3-Apr-2023                      -77,271
-------------------------------------------------------------
                    17-Apr-2023                            0
-------------------------------------------------------------
                     1-May-2023                            0
-------------------------------------------------------------
                    15-May-2023                            0
-------------------------------------------------------------
                     1-Jun-2023                     -167,896
-------------------------------------------------------------
                    15-Jun-2023                            0
-------------------------------------------------------------
                     3-Jul-2023                      -78,021
-------------------------------------------------------------
                    17-Jul-2023                            0
-------------------------------------------------------------
                     1-Aug-2023                            0
-------------------------------------------------------------
                    15-Aug-2023                            0
-------------------------------------------------------------
                     1-Sep-2023                      -76,021
-------------------------------------------------------------
                    15-Sep-2023                            0
-------------------------------------------------------------
                     2-Oct-2023                      -77,271
-------------------------------------------------------------

-------------------------------------------------------------
           ADJUSTED                        AMOUNT
             DATES                        ADVANCED
-------------------------------------------------------------
                    16-Oct-2023                            0
-------------------------------------------------------------
                     1-Nov-2023                            0
-------------------------------------------------------------
                    15-Nov-2023                            0
-------------------------------------------------------------
                     1-Dec-2023                     -167,896
-------------------------------------------------------------
                    15-Dec-2023                            0
-------------------------------------------------------------
                     2-Jan-2024                      -78,021
-------------------------------------------------------------
                    16-Jan-2024                            0
-------------------------------------------------------------
                     1-Feb-2024                            0
-------------------------------------------------------------
                    15-Feb-2024                            0
-------------------------------------------------------------
                     1-Mar-2024                      -76,021
-------------------------------------------------------------
                    15-Mar-2024                            0
-------------------------------------------------------------
                     1-Apr-2024                      -77,271
-------------------------------------------------------------
                    15-Apr-2024                            0
-------------------------------------------------------------
                     1-May-2024                            0
-------------------------------------------------------------
                    15-May-2024                            0
-------------------------------------------------------------
                     3-Jun-2024                     -167,896
-------------------------------------------------------------
                    17-Jun-2024                            0
-------------------------------------------------------------
                     1-Jul-2024                      -78,021
-------------------------------------------------------------
                    15-Jul-2024                            0
-------------------------------------------------------------
                     1-Aug-2024                            0
-------------------------------------------------------------
                    15-Aug-2024                            0
-------------------------------------------------------------
                     3-Sep-2024                      -76,021
-------------------------------------------------------------
                    16-Sep-2024                            0
-------------------------------------------------------------
                     1-Oct-2024                      -77,271
-------------------------------------------------------------
                    15-Oct-2024                            0
-------------------------------------------------------------
                     1-Nov-2024                            0
-------------------------------------------------------------
                    15-Nov-2024                            0
-------------------------------------------------------------
                     2-Dec-2024                     -167,896
-------------------------------------------------------------
                    16-Dec-2024                            0
-------------------------------------------------------------
                     2-Jan-2025                      -78,021
-------------------------------------------------------------
                    15-Jan-2025                            0
-------------------------------------------------------------
                     3-Feb-2025                            0
-------------------------------------------------------------
                    18-Feb-2025                            0
-------------------------------------------------------------
                     3-Mar-2025                      -76,021
-------------------------------------------------------------
                    17-Mar-2025                            0
-------------------------------------------------------------
                     1-Apr-2025                      -77,271
-------------------------------------------------------------
                    15-Apr-2025                            0
-------------------------------------------------------------
                     1-May-2025                            0
-------------------------------------------------------------
                    15-May-2025                            0
-------------------------------------------------------------
                     2-Jun-2025                     -167,896
-------------------------------------------------------------
                    16-Jun-2025                            0
-------------------------------------------------------------
                     1-Jul-2025                      -78,021
-------------------------------------------------------------
                    15-Jul-2025                            0
-------------------------------------------------------------
                     1-Aug-2025                            0
-------------------------------------------------------------
                    15-Aug-2025                            0
-------------------------------------------------------------
                     2-Sep-2025                      -76,021
-------------------------------------------------------------
                    15-Sep-2025                            0
-------------------------------------------------------------

-------------------------------------------------------------
           ADJUSTED                        AMOUNT
             DATES                        ADVANCED
-------------------------------------------------------------
                     1-Oct-2025                      -77,271
-------------------------------------------------------------
                    15-Oct-2025                            0
-------------------------------------------------------------
                     3-Nov-2025                            0
-------------------------------------------------------------
                    17-Nov-2025                            0
-------------------------------------------------------------
                     1-Dec-2025                     -167,896
-------------------------------------------------------------
                    15-Dec-2025                            0
-------------------------------------------------------------
                     2-Jan-2026                      -78,021
-------------------------------------------------------------
                    15-Jan-2026                            0
-------------------------------------------------------------
                     2-Feb-2026                            0
-------------------------------------------------------------
                    17-Feb-2026                            0
-------------------------------------------------------------
                     2-Mar-2026                      -76,021
-------------------------------------------------------------
                    16-Mar-2026                            0
-------------------------------------------------------------
                     1-Apr-2026                      -77,271
-------------------------------------------------------------
                    15-Apr-2026                            0
-------------------------------------------------------------
                     1-May-2026                            0
-------------------------------------------------------------
                    15-May-2026                            0
-------------------------------------------------------------
                     1-Jun-2026                     -167,896
-------------------------------------------------------------
                    15-Jun-2026                            0
-------------------------------------------------------------
                     1-Jul-2026                      -78,021
-------------------------------------------------------------
                    15-Jul-2026                            0
-------------------------------------------------------------
                     3-Aug-2026                            0
-------------------------------------------------------------
                    17-Aug-2026                            0
-------------------------------------------------------------
                     1-Sep-2026                      -76,021
-------------------------------------------------------------
                    15-Sep-2026                            0
-------------------------------------------------------------
                     1-Oct-2026                      -77,271
-------------------------------------------------------------
                    15-Oct-2026                            0
-------------------------------------------------------------
                     2-Nov-2026                            0
-------------------------------------------------------------
                    16-Nov-2026                            0
-------------------------------------------------------------
                     1-Dec-2026                     -167,896
-------------------------------------------------------------
                    15-Dec-2026                            0
-------------------------------------------------------------
                     4-Jan-2027                      -78,021
-------------------------------------------------------------
                    15-Jan-2027                            0
-------------------------------------------------------------
                     1-Feb-2027                            0
-------------------------------------------------------------
                    16-Feb-2027                            0
-------------------------------------------------------------
                     1-Mar-2027                      -76,021
-------------------------------------------------------------
                    15-Mar-2027                            0
-------------------------------------------------------------
                     1-Apr-2027                      -77,271
-------------------------------------------------------------
                    15-Apr-2027                            0
-------------------------------------------------------------
                     3-May-2027                            0
-------------------------------------------------------------
                    17-May-2027                            0
-------------------------------------------------------------
                     1-Jun-2027                     -167,896
-------------------------------------------------------------
                    15-Jun-2027                            0
-------------------------------------------------------------
                     1-Jul-2027                      -78,021
-------------------------------------------------------------
                    15-Jul-2027                            0
-------------------------------------------------------------
                     2-Aug-2027                            0
-------------------------------------------------------------
                    16-Aug-2027                            0
-------------------------------------------------------------
                     1-Sep-2027                      -76,021
-------------------------------------------------------------

-------------------------------------------------------------
           ADJUSTED                        AMOUNT
             DATES                        ADVANCED
-------------------------------------------------------------
                    15-Sep-2027                            0
-------------------------------------------------------------
                     1-Oct-2027                      -77,271
-------------------------------------------------------------
                    15-Oct-2027                            0
-------------------------------------------------------------
                     1-Nov-2027                            0
-------------------------------------------------------------
                    15-Nov-2027                            0
-------------------------------------------------------------
                     1-Dec-2027                     -167,896
-------------------------------------------------------------
                    15-Dec-2027                            0
-------------------------------------------------------------
                     3-Jan-2028                      -78,021
-------------------------------------------------------------
                    18-Jan-2028                       -7,856
-------------------------------------------------------------
                     1-Feb-2028                            0
-------------------------------------------------------------
                    15-Feb-2028                            0
-------------------------------------------------------------
                     1-Mar-2028                      -58,833
-------------------------------------------------------------
                    15-Mar-2028                            0
-------------------------------------------------------------
                     3-Apr-2028                      -60,083
-------------------------------------------------------------
                    17-Apr-2028                            0
-------------------------------------------------------------
                     1-May-2028                            0
-------------------------------------------------------------
                    15-May-2028                            0
-------------------------------------------------------------
                     1-Jun-2028                     -150,708
-------------------------------------------------------------
                    15-Jun-2028                            0
-------------------------------------------------------------
                     3-Jul-2028                      -60,833
-------------------------------------------------------------
                    17-Jul-2028                            0
-------------------------------------------------------------
                     1-Aug-2028                            0
-------------------------------------------------------------
                    15-Aug-2028                            0
-------------------------------------------------------------
                     1-Sep-2028                      -58,833
-------------------------------------------------------------
                    15-Sep-2028                            0
-------------------------------------------------------------
                     2-Oct-2028                      -60,083
-------------------------------------------------------------
                    16-Oct-2028                            0
-------------------------------------------------------------
                     1-Nov-2028                            0
-------------------------------------------------------------
                    15-Nov-2028                            0
-------------------------------------------------------------
                     1-Dec-2028                     -150,708
-------------------------------------------------------------
                    15-Dec-2028                            0
-------------------------------------------------------------
                     2-Jan-2029                      -60,833
-------------------------------------------------------------
                    16-Jan-2029                            0
-------------------------------------------------------------
                     1-Feb-2029                            0
-------------------------------------------------------------
                    15-Feb-2029                            0
-------------------------------------------------------------
                     1-Mar-2029                      -58,833
-------------------------------------------------------------
                    15-Mar-2029                            0
-------------------------------------------------------------
                     2-Apr-2029                      -60,083
-------------------------------------------------------------
                    16-Apr-2029                            0
-------------------------------------------------------------
                     1-May-2029                            0
-------------------------------------------------------------
                    15-May-2029                            0
-------------------------------------------------------------
                     1-Jun-2029                     -150,708
-------------------------------------------------------------
                    15-Jun-2029                            0
-------------------------------------------------------------
                     2-Jul-2029                      -60,833
-------------------------------------------------------------
                    16-Jul-2029                            0
-------------------------------------------------------------
                     1-Aug-2029                            0
-------------------------------------------------------------
                    15-Aug-2029                            0
-------------------------------------------------------------

-------------------------------------------------------------
           ADJUSTED                        AMOUNT
             DATES                        ADVANCED
-------------------------------------------------------------
                     4-Sep-2029                      -58,833
-------------------------------------------------------------
                    17-Sep-2029                            0
-------------------------------------------------------------
                     1-Oct-2029                      -60,083
-------------------------------------------------------------
                    15-Oct-2029                            0
-------------------------------------------------------------
                     1-Nov-2029                            0
-------------------------------------------------------------
                    15-Nov-2029                            0
-------------------------------------------------------------
                     3-Dec-2029                     -150,708
-------------------------------------------------------------
                    17-Dec-2029                            0
-------------------------------------------------------------
                     1-Jan-2030                      -60,833
-------------------------------------------------------------
                    15-Jan-2030                            0
-------------------------------------------------------------
                     1-Feb-2030                            0
-------------------------------------------------------------
                    15-Feb-2030                            0
-------------------------------------------------------------
                     1-Mar-2030                      -58,833
-------------------------------------------------------------
                    15-Mar-2030                            0
-------------------------------------------------------------
                     1-Apr-2030                      -60,083
-------------------------------------------------------------
                    15-Apr-2030                            0
-------------------------------------------------------------
                     1-May-2030                            0
-------------------------------------------------------------
                    15-May-2030                            0
-------------------------------------------------------------
                     3-Jun-2030                     -150,708
-------------------------------------------------------------
                    17-Jun-2030                            0
-------------------------------------------------------------
                     1-Jul-2030                      -60,833
-------------------------------------------------------------
                    15-Jul-2030                            0
-------------------------------------------------------------
                     1-Aug-2030                            0
-------------------------------------------------------------
                    15-Aug-2030                            0
-------------------------------------------------------------
                     2-Sep-2030                      -58,833
-------------------------------------------------------------
                    16-Sep-2030                            0
-------------------------------------------------------------
                     1-Oct-2030                      -60,083
-------------------------------------------------------------
                    15-Oct-2030                            0
-------------------------------------------------------------
                     1-Nov-2030                            0
-------------------------------------------------------------
                    15-Nov-2030                            0
-------------------------------------------------------------
                     2-Dec-2030                     -150,708
-------------------------------------------------------------
                    16-Dec-2030                            0
-------------------------------------------------------------
                     1-Jan-2031                      -60,833
-------------------------------------------------------------
                    15-Jan-2031                            0
-------------------------------------------------------------
                     3-Feb-2031                            0
-------------------------------------------------------------
                    17-Feb-2031                            0
-------------------------------------------------------------
                     3-Mar-2031                      -37,583
-------------------------------------------------------------
                    17-Mar-2031                            0
-------------------------------------------------------------
                     1-Apr-2031                      -38,833
-------------------------------------------------------------
                    15-Apr-2031                       -8,689
-------------------------------------------------------------
                     1-May-2031                            0
-------------------------------------------------------------
                    15-May-2031                            0
-------------------------------------------------------------
                     2-Jun-2031                     -110,396
-------------------------------------------------------------
                    16-Jun-2031                            0
-------------------------------------------------------------
                     1-Jul-2031                      -20,521
-------------------------------------------------------------
                    15-Jul-2031                            0
-------------------------------------------------------------
                     1-Aug-2031                            0
-------------------------------------------------------------

-------------------------------------------------------------
           ADJUSTED                        AMOUNT
             DATES                        ADVANCED
-------------------------------------------------------------
                    15-Aug-2031                            0
-------------------------------------------------------------
                     1-Sep-2031                      -18,521
-------------------------------------------------------------
                    15-Sep-2031                            0
-------------------------------------------------------------
                     1-Oct-2031                      -19,771
-------------------------------------------------------------
                    15-Oct-2031                            0
-------------------------------------------------------------
                     3-Nov-2031                            0
-------------------------------------------------------------
                    17-Nov-2031                            0
-------------------------------------------------------------
                     1-Dec-2031                     -110,396
-------------------------------------------------------------
                    15-Dec-2031                            0
-------------------------------------------------------------
                     1-Jan-2032                      -20,521
-------------------------------------------------------------
                    15-Jan-2032                            0
-------------------------------------------------------------
                     2-Feb-2032                            0
-------------------------------------------------------------
                    16-Feb-2032                            0
-------------------------------------------------------------
                     1-Mar-2032                      -18,521
-------------------------------------------------------------
                    15-Mar-2032                       -7,639
-------------------------------------------------------------
                     1-Apr-2032                       -2,896
-------------------------------------------------------------
                    15-Apr-2032                            0
-------------------------------------------------------------
                     3-May-2032                            0
-------------------------------------------------------------
                    17-May-2032                            0
-------------------------------------------------------------
                     1-Jun-2032                      -93,521
-------------------------------------------------------------
                    15-Jun-2032                            0
-------------------------------------------------------------
                     1-Jul-2032                       -3,646
-------------------------------------------------------------
                    15-Jul-2032                       -8,037
-------------------------------------------------------------
                     2-Aug-2032                            0
-------------------------------------------------------------
                    16-Aug-2032                            0
-------------------------------------------------------------
                     1-Sep-2032                            0
-------------------------------------------------------------
                    15-Sep-2032                            0
-------------------------------------------------------------
                     1-Oct-2032                      -75,708
-------------------------------------------------------------
                    15-Oct-2032                            0
-------------------------------------------------------------
                     1-Nov-2032                            0
-------------------------------------------------------------
                    15-Nov-2032                            0
-------------------------------------------------------------
                     1-Dec-2032                      -75,708
-------------------------------------------------------------
                    15-Dec-2032                            0
-------------------------------------------------------------
                     3-Jan-2033                            0
-------------------------------------------------------------
                    17-Jan-2033                            0
-------------------------------------------------------------
                     1-Feb-2033                            0
-------------------------------------------------------------
                    15-Feb-2033                       -6,815
-------------------------------------------------------------
                     1-Mar-2033                            0
-------------------------------------------------------------
                    15-Mar-2033                            0
-------------------------------------------------------------
                     1-Apr-2033                      -60,396
-------------------------------------------------------------
                    15-Apr-2033                       -7,024
-------------------------------------------------------------
                     2-May-2033                            0
-------------------------------------------------------------
                    16-May-2033                            0
-------------------------------------------------------------
                     1-Jun-2033                      -44,458
-------------------------------------------------------------
                    15-Jun-2033                            0
-------------------------------------------------------------
                     1-Jul-2033                            0
-------------------------------------------------------------
                    15-Jul-2033                            0
-------------------------------------------------------------

-------------------------------------------------------------
           ADJUSTED                        AMOUNT
             DATES                        ADVANCED
-------------------------------------------------------------
                     1-Aug-2033                            0
-------------------------------------------------------------
                    15-Aug-2033                            0
-------------------------------------------------------------
                     1-Sep-2033                      -44,458
-------------------------------------------------------------
                    15-Sep-2033                            0
-------------------------------------------------------------
                     3-Oct-2033                      -44,458
-------------------------------------------------------------
                    17-Oct-2033                            0
-------------------------------------------------------------
                     1-Nov-2033                            0
-------------------------------------------------------------
                    15-Nov-2033                            0
-------------------------------------------------------------
                     1-Dec-2033                      -29,458
-------------------------------------------------------------
                    15-Dec-2033                       -6,990
-------------------------------------------------------------
                     2-Jan-2034                            0
-------------------------------------------------------------
                    16-Jan-2034                            0
-------------------------------------------------------------
                     1-Feb-2034                            0
-------------------------------------------------------------
                    15-Feb-2034                            0
-------------------------------------------------------------
                     1-Mar-2034                            0
-------------------------------------------------------------
                    15-Mar-2034                            0
-------------------------------------------------------------

                                                                   Schedule 2

                   SCHEDULE OF REPAYMENTS

-------------------------------------------------------------
           ADJUSTED                      REPAYMENT
             DATES                        AMOUNTS
-------------------------------------------------------------

Total                                            21,970,637
-------------------------------------------------------------
                    18-Jun-2004                           0
-------------------------------------------------------------
                     1-Jul-2004                           0
-------------------------------------------------------------
                    15-Jul-2004                           0
-------------------------------------------------------------
                     2-Aug-2004                           0
-------------------------------------------------------------
                    16-Aug-2004                           0
-------------------------------------------------------------
                     1-Sep-2004                           0
-------------------------------------------------------------
                    15-Sep-2004                           0
-------------------------------------------------------------
                     1-Oct-2004                           0
-------------------------------------------------------------
                    15-Oct-2004                           0
-------------------------------------------------------------
                     1-Nov-2004                      34,604
-------------------------------------------------------------
                    15-Nov-2004                           0
-------------------------------------------------------------
                     1-Dec-2004                           0
-------------------------------------------------------------
                    15-Dec-2004                           0
-------------------------------------------------------------
                     3-Jan-2005                           0
-------------------------------------------------------------
                    18-Jan-2005                           0
-------------------------------------------------------------
                     1-Feb-2005                     267,104
-------------------------------------------------------------
                    15-Feb-2005                           0
-------------------------------------------------------------
                     1-Mar-2005                           0
-------------------------------------------------------------
                    15-Mar-2005                           0
-------------------------------------------------------------
                     1-Apr-2005                           0
-------------------------------------------------------------
                    15-Apr-2005                           0
-------------------------------------------------------------
                     2-May-2005                     132,104
-------------------------------------------------------------
                    16-May-2005                           0
-------------------------------------------------------------
                     1-Jun-2005                           0
-------------------------------------------------------------
                    15-Jun-2005                           0
-------------------------------------------------------------
                     1-Jul-2005                           0
-------------------------------------------------------------
                    15-Jul-2005                           0
-------------------------------------------------------------
                     1-Aug-2005                     267,104
-------------------------------------------------------------
                    15-Aug-2005                           0
-------------------------------------------------------------
                     1-Sep-2005                           0
-------------------------------------------------------------
                    15-Sep-2005                           0
-------------------------------------------------------------
                     3-Oct-2005                           0
-------------------------------------------------------------
                    17-Oct-2005                           0
-------------------------------------------------------------
                     1-Nov-2005                     132,104
-------------------------------------------------------------
                    15-Nov-2005                           0
-------------------------------------------------------------
                     1-Dec-2005                           0
-------------------------------------------------------------
                    15-Dec-2005                           0
-------------------------------------------------------------
                     3-Jan-2006                           0
-------------------------------------------------------------
                    17-Jan-2006                           0
-------------------------------------------------------------
                     1-Feb-2006                     267,104
-------------------------------------------------------------
                    15-Feb-2006                           0
-------------------------------------------------------------

-------------------------------------------------------------
           ADJUSTED                      REPAYMENT
             DATES                        AMOUNTS
-------------------------------------------------------------
                     1-Mar-2006                           0
-------------------------------------------------------------
                    15-Mar-2006                           0
-------------------------------------------------------------
                     3-Apr-2006                           0
-------------------------------------------------------------
                    17-Apr-2006                           0
-------------------------------------------------------------
                     1-May-2006                     132,104
-------------------------------------------------------------
                    15-May-2006                           0
-------------------------------------------------------------
                     1-Jun-2006                           0
-------------------------------------------------------------
                    15-Jun-2006                           0
                     3-Jul-2006                           0
-------------------------------------------------------------
                    17-Jul-2006                           0
-------------------------------------------------------------
                     1-Aug-2006                     267,104
-------------------------------------------------------------
                    15-Aug-2006                           0
-------------------------------------------------------------
                     1-Sep-2006                           0
-------------------------------------------------------------
                    15-Sep-2006                           0
-------------------------------------------------------------
                     2-Oct-2006                           0
-------------------------------------------------------------
                    16-Oct-2006                           0
-------------------------------------------------------------
                     1-Nov-2006                     132,104
-------------------------------------------------------------
                    15-Nov-2006                           0
-------------------------------------------------------------
                     1-Dec-2006                           0
-------------------------------------------------------------
                    15-Dec-2006                           0
-------------------------------------------------------------
                     2-Jan-2007                           0
-------------------------------------------------------------
                    16-Jan-2007                           0
-------------------------------------------------------------
                     1-Feb-2007                     267,104
-------------------------------------------------------------
                    15-Feb-2007                           0
-------------------------------------------------------------
                     1-Mar-2007                           0
-------------------------------------------------------------
                    15-Mar-2007                           0
-------------------------------------------------------------
                     2-Apr-2007                           0
-------------------------------------------------------------
                    16-Apr-2007                           0
-------------------------------------------------------------
                     1-May-2007                     132,104
-------------------------------------------------------------
                    15-May-2007                           0
-------------------------------------------------------------
                     1-Jun-2007                           0
-------------------------------------------------------------
                    15-Jun-2007                           0
-------------------------------------------------------------
                     2-Jul-2007                           0
-------------------------------------------------------------
                    16-Jul-2007                           0
-------------------------------------------------------------
                     1-Aug-2007                     267,104
-------------------------------------------------------------
                    15-Aug-2007                           0
-------------------------------------------------------------
                     4-Sep-2007                           0
-------------------------------------------------------------
                    17-Sep-2007                           0
-------------------------------------------------------------
                     1-Oct-2007                           0
-------------------------------------------------------------
                    15-Oct-2007                           0
-------------------------------------------------------------
                     1-Nov-2007                     132,104
-------------------------------------------------------------
                    15-Nov-2007                           0
-------------------------------------------------------------
                     3-Dec-2007                           0
-------------------------------------------------------------
                    17-Dec-2007                           0
-------------------------------------------------------------
                     2-Jan-2008                           0
-------------------------------------------------------------
                    15-Jan-2008                           0
-------------------------------------------------------------
                     1-Feb-2008                     267,104
-------------------------------------------------------------

-------------------------------------------------------------
           ADJUSTED                      REPAYMENT
             DATES                        AMOUNTS
-------------------------------------------------------------
                    15-Feb-2008                           0
-------------------------------------------------------------
                     3-Mar-2008                           0
-------------------------------------------------------------
                    17-Mar-2008                           0
-------------------------------------------------------------
                     1-Apr-2008                           0
-------------------------------------------------------------
                    15-Apr-2008                           0
-------------------------------------------------------------
                     1-May-2008                     132,104
-------------------------------------------------------------
                    15-May-2008                           0
-------------------------------------------------------------
                     2-Jun-2008                           0
-------------------------------------------------------------
                    16-Jun-2008                           0
-------------------------------------------------------------
                     1-Jul-2008                           0
-------------------------------------------------------------
                    15-Jul-2008                           0
-------------------------------------------------------------
                     1-Aug-2008                     267,104
-------------------------------------------------------------
                    15-Aug-2008                           0
-------------------------------------------------------------
                     2-Sep-2008                           0
-------------------------------------------------------------
                    15-Sep-2008                           0
-------------------------------------------------------------
                     1-Oct-2008                           0
-------------------------------------------------------------
                    15-Oct-2008                           0
-------------------------------------------------------------
                     3-Nov-2008                     132,104
-------------------------------------------------------------
                    17-Nov-2008                           0
-------------------------------------------------------------
                     1-Dec-2008                           0
-------------------------------------------------------------
                    15-Dec-2008                           0
-------------------------------------------------------------
                     2-Jan-2009                           0
-------------------------------------------------------------
                    15-Jan-2009                           0
-------------------------------------------------------------
                     2-Feb-2009                     267,104
-------------------------------------------------------------
                    17-Feb-2009                           0
-------------------------------------------------------------
                     2-Mar-2009                           0
-------------------------------------------------------------
                    16-Mar-2009                           0
-------------------------------------------------------------
                     1-Apr-2009                           0
-------------------------------------------------------------
                    15-Apr-2009                           0
-------------------------------------------------------------
                     1-May-2009                     132,104
-------------------------------------------------------------
                    15-May-2009                           0
-------------------------------------------------------------
                     1-Jun-2009                           0
-------------------------------------------------------------
                    15-Jun-2009                           0
-------------------------------------------------------------
                     1-Jul-2009                           0
-------------------------------------------------------------
                    15-Jul-2009                           0
-------------------------------------------------------------
                     3-Aug-2009                     267,104
-------------------------------------------------------------
                    17-Aug-2009                           0
-------------------------------------------------------------
                     1-Sep-2009                           0
-------------------------------------------------------------
                    15-Sep-2009                           0
-------------------------------------------------------------
                     1-Oct-2009                           0
-------------------------------------------------------------
                    15-Oct-2009                           0
-------------------------------------------------------------
                     2-Nov-2009                     132,104
-------------------------------------------------------------
                    16-Nov-2009                           0
-------------------------------------------------------------
                     1-Dec-2009                           0
-------------------------------------------------------------
                    15-Dec-2009                           0
-------------------------------------------------------------
                     4-Jan-2010                           0
-------------------------------------------------------------
                    15-Jan-2010                           0
-------------------------------------------------------------

-------------------------------------------------------------
           ADJUSTED                      REPAYMENT
             DATES                        AMOUNTS
-------------------------------------------------------------
                     1-Feb-2010                     267,104
-------------------------------------------------------------
                    16-Feb-2010                           0
-------------------------------------------------------------
                     1-Mar-2010                           0
-------------------------------------------------------------
                    15-Mar-2010                           0
-------------------------------------------------------------
                     1-Apr-2010                           0
-------------------------------------------------------------
                    15-Apr-2010                           0
-------------------------------------------------------------
                     3-May-2010                     132,104
-------------------------------------------------------------
                    17-May-2010                           0
-------------------------------------------------------------
                     1-Jun-2010                           0
-------------------------------------------------------------
                    15-Jun-2010                           0
-------------------------------------------------------------
                     1-Jul-2010                           0
-------------------------------------------------------------
                    15-Jul-2010                           0
-------------------------------------------------------------
                     2-Aug-2010                     267,104
-------------------------------------------------------------
                    16-Aug-2010                           0
-------------------------------------------------------------
                     1-Sep-2010                           0
-------------------------------------------------------------
                    15-Sep-2010                           0
-------------------------------------------------------------
                     1-Oct-2010                           0
-------------------------------------------------------------
                    15-Oct-2010                           0
-------------------------------------------------------------
                     1-Nov-2010                     132,104
-------------------------------------------------------------
                    15-Nov-2010                           0
-------------------------------------------------------------
                     1-Dec-2010                           0
-------------------------------------------------------------
                    15-Dec-2010                           0
-------------------------------------------------------------
                     3-Jan-2011                           0
-------------------------------------------------------------
                    18-Jan-2011                           0
-------------------------------------------------------------
                     1-Feb-2011                     267,104
-------------------------------------------------------------
                    15-Feb-2011                           0
-------------------------------------------------------------
                     1-Mar-2011                           0
-------------------------------------------------------------
                    15-Mar-2011                           0
-------------------------------------------------------------
                     1-Apr-2011                           0
-------------------------------------------------------------
                    15-Apr-2011                           0
-------------------------------------------------------------
                     2-May-2011                     132,104
-------------------------------------------------------------
                    16-May-2011                           0
-------------------------------------------------------------
                     1-Jun-2011                           0
-------------------------------------------------------------
                    15-Jun-2011                           0
-------------------------------------------------------------
                     1-Jul-2011                           0
-------------------------------------------------------------
                    15-Jul-2011                           0
-------------------------------------------------------------
                     1-Aug-2011                     267,104
-------------------------------------------------------------
                    15-Aug-2011                           0
-------------------------------------------------------------
                     1-Sep-2011                           0
-------------------------------------------------------------
                    15-Sep-2011                           0
-------------------------------------------------------------
                     3-Oct-2011                           0
-------------------------------------------------------------
                    17-Oct-2011                           0
-------------------------------------------------------------
                     1-Nov-2011                     132,104
-------------------------------------------------------------
                    15-Nov-2011                           0
-------------------------------------------------------------
                     1-Dec-2011                           0
-------------------------------------------------------------
                    15-Dec-2011                           0
-------------------------------------------------------------
                     3-Jan-2012                           0
-------------------------------------------------------------

-------------------------------------------------------------
           ADJUSTED                      REPAYMENT
             DATES                        AMOUNTS
-------------------------------------------------------------
                    17-Jan-2012                           0
-------------------------------------------------------------
                     1-Feb-2012                     267,104
-------------------------------------------------------------
                    15-Feb-2012                           0
-------------------------------------------------------------
                     1-Mar-2012                           0
-------------------------------------------------------------
                    15-Mar-2012                           0
-------------------------------------------------------------
                     2-Apr-2012                           0
-------------------------------------------------------------
                    16-Apr-2012                           0
-------------------------------------------------------------
                     1-May-2012                     132,104
-------------------------------------------------------------
                    15-May-2012                           0
-------------------------------------------------------------
                     1-Jun-2012                           0
-------------------------------------------------------------
                    15-Jun-2012                           0
-------------------------------------------------------------
                     2-Jul-2012                           0
-------------------------------------------------------------
                    16-Jul-2012                           0
-------------------------------------------------------------
                     1-Aug-2012                     267,104
-------------------------------------------------------------
                    15-Aug-2012                           0
-------------------------------------------------------------
                     4-Sep-2012                           0
-------------------------------------------------------------
                    17-Sep-2012                           0
-------------------------------------------------------------
                     1-Oct-2012                           0
-------------------------------------------------------------
                    15-Oct-2012                           0
-------------------------------------------------------------
                     1-Nov-2012                     132,104
-------------------------------------------------------------
                    15-Nov-2012                           0
-------------------------------------------------------------
                     3-Dec-2012                           0
-------------------------------------------------------------
                    17-Dec-2012                           0
-------------------------------------------------------------
                     2-Jan-2013                           0
-------------------------------------------------------------
                    15-Jan-2013                           0
-------------------------------------------------------------
                     1-Feb-2013                     267,104
-------------------------------------------------------------
                    15-Feb-2013                           0
-------------------------------------------------------------
                     1-Mar-2013                           0
-------------------------------------------------------------
                    15-Mar-2013                           0
-------------------------------------------------------------
                     1-Apr-2013                           0
-------------------------------------------------------------
                    15-Apr-2013                           0
-------------------------------------------------------------
                     1-May-2013                     132,104
-------------------------------------------------------------
                    15-May-2013                           0
-------------------------------------------------------------
                     3-Jun-2013                           0
-------------------------------------------------------------
                    17-Jun-2013                           0
-------------------------------------------------------------
                     1-Jul-2013                           0
-------------------------------------------------------------
                    15-Jul-2013                           0
-------------------------------------------------------------
                     1-Aug-2013                     267,104
-------------------------------------------------------------
                    15-Aug-2013                           0
-------------------------------------------------------------
                     3-Sep-2013                           0
-------------------------------------------------------------
                    16-Sep-2013                           0
-------------------------------------------------------------
                     1-Oct-2013                           0
-------------------------------------------------------------
                    15-Oct-2013                           0
-------------------------------------------------------------
                     1-Nov-2013                     132,104
-------------------------------------------------------------
                    15-Nov-2013                           0
-------------------------------------------------------------
                     2-Dec-2013                           0
-------------------------------------------------------------
                    16-Dec-2013                           0
-------------------------------------------------------------

-------------------------------------------------------------
           ADJUSTED                      REPAYMENT
             DATES                        AMOUNTS
-------------------------------------------------------------
                     2-Jan-2014                           0
-------------------------------------------------------------
                    15-Jan-2014                           0
-------------------------------------------------------------
                     3-Feb-2014                     267,104
-------------------------------------------------------------
                    18-Feb-2014                           0
-------------------------------------------------------------
                     3-Mar-2014                           0
-------------------------------------------------------------
                    17-Mar-2014                           0
-------------------------------------------------------------
                     1-Apr-2014                           0
-------------------------------------------------------------
                    15-Apr-2014                           0
-------------------------------------------------------------
                     1-May-2014                     132,104
-------------------------------------------------------------
                    15-May-2014                           0
-------------------------------------------------------------
                     2-Jun-2014                           0
-------------------------------------------------------------
                    16-Jun-2014                           0
-------------------------------------------------------------
                     1-Jul-2014                           0
-------------------------------------------------------------
                    15-Jul-2014                           0
-------------------------------------------------------------
                     1-Aug-2014                     267,104
-------------------------------------------------------------
                    15-Aug-2014                           0
-------------------------------------------------------------
                     2-Sep-2014                           0
-------------------------------------------------------------
                    15-Sep-2014                           0
-------------------------------------------------------------
                     1-Oct-2014                           0
-------------------------------------------------------------
                    15-Oct-2014                           0
-------------------------------------------------------------
                     3-Nov-2014                     132,104
-------------------------------------------------------------
                    17-Nov-2014                           0
-------------------------------------------------------------
                     1-Dec-2014                           0
-------------------------------------------------------------
                    15-Dec-2014                           0
-------------------------------------------------------------
                     2-Jan-2015                           0
-------------------------------------------------------------
                    15-Jan-2015                           0
-------------------------------------------------------------
                     2-Feb-2015                     267,104
-------------------------------------------------------------
                    17-Feb-2015                           0
-------------------------------------------------------------
                     2-Mar-2015                           0
-------------------------------------------------------------
                    16-Mar-2015                           0
-------------------------------------------------------------
                     1-Apr-2015                           0
-------------------------------------------------------------
                    15-Apr-2015                           0
-------------------------------------------------------------
                     1-May-2015                     132,104
-------------------------------------------------------------
                    15-May-2015                           0
-------------------------------------------------------------
                     1-Jun-2015                           0
-------------------------------------------------------------
                    15-Jun-2015                           0
-------------------------------------------------------------
                     1-Jul-2015                           0
-------------------------------------------------------------
                    15-Jul-2015                           0
-------------------------------------------------------------
                     3-Aug-2015                     267,104
-------------------------------------------------------------
                    17-Aug-2015                           0
-------------------------------------------------------------
                     1-Sep-2015                           0
-------------------------------------------------------------
                    15-Sep-2015                           0
-------------------------------------------------------------
                     1-Oct-2015                           0
-------------------------------------------------------------
                    15-Oct-2015                           0
-------------------------------------------------------------
                     2-Nov-2015                     132,104
-------------------------------------------------------------
                    16-Nov-2015                           0
-------------------------------------------------------------
                     1-Dec-2015                           0
-------------------------------------------------------------

-------------------------------------------------------------
           ADJUSTED                      REPAYMENT
             DATES                        AMOUNTS
-------------------------------------------------------------
                    15-Dec-2015                           0
-------------------------------------------------------------
                     4-Jan-2016                           0
-------------------------------------------------------------
                    15-Jan-2016                           0
-------------------------------------------------------------
                     1-Feb-2016                     267,104
-------------------------------------------------------------
                    16-Feb-2016                           0
-------------------------------------------------------------
                     1-Mar-2016                           0
-------------------------------------------------------------
                    15-Mar-2016                           0
-------------------------------------------------------------
                     1-Apr-2016                           0
-------------------------------------------------------------
                    15-Apr-2016                           0
-------------------------------------------------------------
                     2-May-2016                     132,104
-------------------------------------------------------------
                    16-May-2016                           0
-------------------------------------------------------------
                     1-Jun-2016                           0
-------------------------------------------------------------
                    15-Jun-2016                           0
-------------------------------------------------------------
                     1-Jul-2016                           0
-------------------------------------------------------------
                    15-Jul-2016                           0
-------------------------------------------------------------
                     1-Aug-2016                     267,104
-------------------------------------------------------------
                    15-Aug-2016                           0
-------------------------------------------------------------
                     1-Sep-2016                           0
-------------------------------------------------------------
                    15-Sep-2016                           0
-------------------------------------------------------------
                     3-Oct-2016                           0
-------------------------------------------------------------
                    17-Oct-2016                           0
-------------------------------------------------------------
                     1-Nov-2016                     132,104
-------------------------------------------------------------
                    15-Nov-2016                           0
-------------------------------------------------------------
                     1-Dec-2016                           0
-------------------------------------------------------------
                    15-Dec-2016                           0
-------------------------------------------------------------
                     3-Jan-2017                           0
-------------------------------------------------------------
                    17-Jan-2017                           0
-------------------------------------------------------------
                     1-Feb-2017                     267,104
-------------------------------------------------------------
                    15-Feb-2017                           0
-------------------------------------------------------------
                     1-Mar-2017                           0
-------------------------------------------------------------
                    15-Mar-2017                           0
-------------------------------------------------------------
                     3-Apr-2017                           0
-------------------------------------------------------------
                    17-Apr-2017                           0
-------------------------------------------------------------
                     1-May-2017                     132,104
-------------------------------------------------------------
                    15-May-2017                           0
-------------------------------------------------------------
                     1-Jun-2017                           0
-------------------------------------------------------------
                    15-Jun-2017                           0
-------------------------------------------------------------
                     3-Jul-2017                           0
-------------------------------------------------------------
                    17-Jul-2017                           0
-------------------------------------------------------------
                     1-Aug-2017                     267,104
-------------------------------------------------------------
                    15-Aug-2017                           0
-------------------------------------------------------------
                     1-Sep-2017                           0
-------------------------------------------------------------
                    15-Sep-2017                           0
-------------------------------------------------------------
                     2-Oct-2017                           0
-------------------------------------------------------------
                    16-Oct-2017                           0
-------------------------------------------------------------
                     1-Nov-2017                     132,104
-------------------------------------------------------------
                    15-Nov-2017                           0
-------------------------------------------------------------

-------------------------------------------------------------
           ADJUSTED                      REPAYMENT
             DATES                        AMOUNTS
-------------------------------------------------------------
                     1-Dec-2017                           0
-------------------------------------------------------------
                    15-Dec-2017                           0
-------------------------------------------------------------
                     2-Jan-2018                           0
-------------------------------------------------------------
                    16-Jan-2018                           0
-------------------------------------------------------------
                     1-Feb-2018                     267,104
-------------------------------------------------------------
                    15-Feb-2018                           0
-------------------------------------------------------------
                     1-Mar-2018                           0
-------------------------------------------------------------
                    15-Mar-2018                           0
-------------------------------------------------------------
                     2-Apr-2018                           0
-------------------------------------------------------------
                    16-Apr-2018                           0
-------------------------------------------------------------
                     1-May-2018                     132,104
-------------------------------------------------------------
                    15-May-2018                           0
-------------------------------------------------------------
                     1-Jun-2018                           0
-------------------------------------------------------------
                    15-Jun-2018                           0
-------------------------------------------------------------
                     2-Jul-2018                           0
-------------------------------------------------------------
                    16-Jul-2018                           0
-------------------------------------------------------------
                     1-Aug-2018                     267,104
-------------------------------------------------------------
                    15-Aug-2018                           0
-------------------------------------------------------------
                     4-Sep-2018                           0
-------------------------------------------------------------
                    17-Sep-2018                           0
-------------------------------------------------------------
                     1-Oct-2018                           0
-------------------------------------------------------------
                    15-Oct-2018                           0
-------------------------------------------------------------
                     1-Nov-2018                     132,104
-------------------------------------------------------------
                    15-Nov-2018                           0
-------------------------------------------------------------
                     3-Dec-2018                           0
-------------------------------------------------------------
                    17-Dec-2018                           0
-------------------------------------------------------------
                     2-Jan-2019                           0
-------------------------------------------------------------
                    15-Jan-2019                           0
-------------------------------------------------------------
                     1-Feb-2019                     267,104
-------------------------------------------------------------
                    15-Feb-2019                           0
-------------------------------------------------------------
                     1-Mar-2019                           0
-------------------------------------------------------------
                    15-Mar-2019                           0
-------------------------------------------------------------
                     1-Apr-2019                           0
-------------------------------------------------------------
                    15-Apr-2019                           0
-------------------------------------------------------------
                     1-May-2019                     132,104
-------------------------------------------------------------
                    15-May-2019                           0
-------------------------------------------------------------
                     3-Jun-2019                           0
-------------------------------------------------------------
                    17-Jun-2019                           0
-------------------------------------------------------------
                     1-Jul-2019                           0
-------------------------------------------------------------
                    15-Jul-2019                           0
-------------------------------------------------------------
                     1-Aug-2019                     267,104
-------------------------------------------------------------
                    15-Aug-2019                           0
-------------------------------------------------------------
                     3-Sep-2019                           0
-------------------------------------------------------------
                    16-Sep-2019                           0
-------------------------------------------------------------
                     1-Oct-2019                           0
-------------------------------------------------------------
                    15-Oct-2019                           0
-------------------------------------------------------------
                     1-Nov-2019                     132,104
-------------------------------------------------------------

-------------------------------------------------------------
           ADJUSTED                      REPAYMENT
             DATES                        AMOUNTS
-------------------------------------------------------------
                    15-Nov-2019                           0
-------------------------------------------------------------
                     2-Dec-2019                           0
-------------------------------------------------------------
                    16-Dec-2019                           0
-------------------------------------------------------------
                     2-Jan-2020                           0
-------------------------------------------------------------
                    15-Jan-2020                           0
-------------------------------------------------------------
                     3-Feb-2020                     267,104
-------------------------------------------------------------
                    18-Feb-2020                           0
-------------------------------------------------------------
                     2-Mar-2020                           0
-------------------------------------------------------------
                    16-Mar-2020                           0
-------------------------------------------------------------
                     1-Apr-2020                           0
-------------------------------------------------------------
                    15-Apr-2020                           0
-------------------------------------------------------------
                     1-May-2020                     132,104
-------------------------------------------------------------
                    15-May-2020                           0
-------------------------------------------------------------
                     1-Jun-2020                           0
-------------------------------------------------------------
                    15-Jun-2020                           0
-------------------------------------------------------------
                     1-Jul-2020                           0
-------------------------------------------------------------
                    15-Jul-2020                           0
-------------------------------------------------------------
                     3-Aug-2020                     267,104
-------------------------------------------------------------
                    17-Aug-2020                           0
-------------------------------------------------------------
                     1-Sep-2020                           0
-------------------------------------------------------------
                    15-Sep-2020                           0
-------------------------------------------------------------
                     1-Oct-2020                           0
-------------------------------------------------------------
                    15-Oct-2020                           0
-------------------------------------------------------------
                     2-Nov-2020                     132,104
-------------------------------------------------------------
                    16-Nov-2020                           0
-------------------------------------------------------------
                     1-Dec-2020                           0
-------------------------------------------------------------
                    15-Dec-2020                           0
-------------------------------------------------------------
                     4-Jan-2021                           0
-------------------------------------------------------------
                    15-Jan-2021                           0
-------------------------------------------------------------
                     1-Feb-2021                     267,104
-------------------------------------------------------------
                    16-Feb-2021                           0
-------------------------------------------------------------
                     1-Mar-2021                           0
-------------------------------------------------------------
                    15-Mar-2021                           0
-------------------------------------------------------------
                     1-Apr-2021                           0
-------------------------------------------------------------
                    15-Apr-2021                           0
-------------------------------------------------------------
                     3-May-2021                     132,104
-------------------------------------------------------------
                    17-May-2021                           0
-------------------------------------------------------------
                     1-Jun-2021                           0
-------------------------------------------------------------
                    15-Jun-2021                           0
-------------------------------------------------------------
                     1-Jul-2021                           0
-------------------------------------------------------------
                    15-Jul-2021                           0
-------------------------------------------------------------
                     2-Aug-2021                     267,104
-------------------------------------------------------------
                    16-Aug-2021                           0
-------------------------------------------------------------
                     1-Sep-2021                           0
-------------------------------------------------------------
                    15-Sep-2021                           0
-------------------------------------------------------------
                     1-Oct-2021                           0
-------------------------------------------------------------
                    15-Oct-2021                           0
-------------------------------------------------------------

-------------------------------------------------------------
           ADJUSTED                      REPAYMENT
             DATES                        AMOUNTS
-------------------------------------------------------------
                     1-Nov-2021                     132,104
-------------------------------------------------------------
                    15-Nov-2021                           0
-------------------------------------------------------------
                     1-Dec-2021                           0
-------------------------------------------------------------
                    15-Dec-2021                           0
-------------------------------------------------------------
                     3-Jan-2022                           0
-------------------------------------------------------------
                    18-Jan-2022                           0
-------------------------------------------------------------
                     1-Feb-2022                     267,104
-------------------------------------------------------------
                    15-Feb-2022                           0
-------------------------------------------------------------
                     1-Mar-2022                           0
-------------------------------------------------------------
                    15-Mar-2022                           0
-------------------------------------------------------------
                     1-Apr-2022                           0
-------------------------------------------------------------
                    15-Apr-2022                           0
-------------------------------------------------------------
                     2-May-2022                     132,104
-------------------------------------------------------------
                    16-May-2022                           0
-------------------------------------------------------------
                     1-Jun-2022                           0
-------------------------------------------------------------
                    15-Jun-2022                           0
-------------------------------------------------------------
                     1-Jul-2022                           0
-------------------------------------------------------------
                    15-Jul-2022                           0
-------------------------------------------------------------
                     1-Aug-2022                     267,104
-------------------------------------------------------------
                    15-Aug-2022                           0
-------------------------------------------------------------
                     1-Sep-2022                           0
-------------------------------------------------------------
                    15-Sep-2022                           0
-------------------------------------------------------------
                     3-Oct-2022                           0
-------------------------------------------------------------
                    17-Oct-2022                           0
-------------------------------------------------------------
                     1-Nov-2022                     132,104
-------------------------------------------------------------
                    15-Nov-2022                           0
-------------------------------------------------------------
                     1-Dec-2022                           0
-------------------------------------------------------------
                    15-Dec-2022                           0
-------------------------------------------------------------
                     3-Jan-2023                           0
-------------------------------------------------------------
                    17-Jan-2023                           0
-------------------------------------------------------------
                     1-Feb-2023                     267,104
-------------------------------------------------------------
                    15-Feb-2023                           0
-------------------------------------------------------------
                     1-Mar-2023                           0
-------------------------------------------------------------
                    15-Mar-2023                           0
-------------------------------------------------------------
                     3-Apr-2023                           0
-------------------------------------------------------------
                    17-Apr-2023                           0
-------------------------------------------------------------
                     1-May-2023                     132,104
-------------------------------------------------------------
                    15-May-2023                           0
-------------------------------------------------------------
                     1-Jun-2023                           0
-------------------------------------------------------------
                    15-Jun-2023                           0
-------------------------------------------------------------
                     3-Jul-2023                           0
-------------------------------------------------------------
                    17-Jul-2023                           0
-------------------------------------------------------------
                     1-Aug-2023                     267,104
-------------------------------------------------------------
                    15-Aug-2023                           0
-------------------------------------------------------------
                     1-Sep-2023                           0
-------------------------------------------------------------
                    15-Sep-2023                           0
-------------------------------------------------------------
                     2-Oct-2023                           0
-------------------------------------------------------------

-------------------------------------------------------------
           ADJUSTED                      REPAYMENT
             DATES                        AMOUNTS
-------------------------------------------------------------
                    16-Oct-2023                           0
-------------------------------------------------------------
                     1-Nov-2023                     132,104
-------------------------------------------------------------
                    15-Nov-2023                           0
-------------------------------------------------------------
                     1-Dec-2023                           0
-------------------------------------------------------------
                    15-Dec-2023                           0
-------------------------------------------------------------
                     2-Jan-2024                           0
-------------------------------------------------------------
                    16-Jan-2024                           0
-------------------------------------------------------------
                     1-Feb-2024                     267,104
-------------------------------------------------------------
                    15-Feb-2024                           0
-------------------------------------------------------------
                     1-Mar-2024                           0
-------------------------------------------------------------
                    15-Mar-2024                           0
-------------------------------------------------------------
                     1-Apr-2024                           0
-------------------------------------------------------------
                    15-Apr-2024                           0
-------------------------------------------------------------
                     1-May-2024                     132,104
-------------------------------------------------------------
                    15-May-2024                           0
-------------------------------------------------------------
                     3-Jun-2024                           0
-------------------------------------------------------------
                    17-Jun-2024                           0
-------------------------------------------------------------
                     1-Jul-2024                           0
-------------------------------------------------------------
                    15-Jul-2024                           0
-------------------------------------------------------------
                     1-Aug-2024                     267,104
-------------------------------------------------------------
                    15-Aug-2024                           0
-------------------------------------------------------------
                     3-Sep-2024                           0
-------------------------------------------------------------
                    16-Sep-2024                           0
-------------------------------------------------------------
                     1-Oct-2024                           0
-------------------------------------------------------------
                    15-Oct-2024                           0
-------------------------------------------------------------
                     1-Nov-2024                     132,104
-------------------------------------------------------------
                    15-Nov-2024                           0
-------------------------------------------------------------
                     2-Dec-2024                           0
-------------------------------------------------------------
                    16-Dec-2024                           0
-------------------------------------------------------------
                     2-Jan-2025                           0
-------------------------------------------------------------
                    15-Jan-2025                           0
-------------------------------------------------------------
                     3-Feb-2025                     267,104
-------------------------------------------------------------
                    18-Feb-2025                           0
-------------------------------------------------------------
                     3-Mar-2025                           0
-------------------------------------------------------------
                    17-Mar-2025                           0
-------------------------------------------------------------
                     1-Apr-2025                           0
-------------------------------------------------------------
                    15-Apr-2025                           0
-------------------------------------------------------------
                     1-May-2025                     132,104
-------------------------------------------------------------
                    15-May-2025                           0
-------------------------------------------------------------
                     2-Jun-2025                           0
-------------------------------------------------------------
                    16-Jun-2025                           0
-------------------------------------------------------------
                     1-Jul-2025                           0
-------------------------------------------------------------
                    15-Jul-2025                           0
-------------------------------------------------------------
                     1-Aug-2025                     267,104
-------------------------------------------------------------
                    15-Aug-2025                           0
-------------------------------------------------------------
                     2-Sep-2025                           0
-------------------------------------------------------------
                    15-Sep-2025                           0
-------------------------------------------------------------

-------------------------------------------------------------
           ADJUSTED                      REPAYMENT
             DATES                        AMOUNTS
-------------------------------------------------------------
                     1-Oct-2025                           0
-------------------------------------------------------------
                    15-Oct-2025                           0
-------------------------------------------------------------
                     3-Nov-2025                     132,104
-------------------------------------------------------------
                    17-Nov-2025                           0
-------------------------------------------------------------
                     1-Dec-2025                           0
-------------------------------------------------------------
                    15-Dec-2025                           0
-------------------------------------------------------------
                     2-Jan-2026                           0
-------------------------------------------------------------
                    15-Jan-2026                           0
-------------------------------------------------------------
                     2-Feb-2026                     267,104
-------------------------------------------------------------
                    17-Feb-2026                           0
-------------------------------------------------------------
                     2-Mar-2026                           0
-------------------------------------------------------------
                    16-Mar-2026                           0
-------------------------------------------------------------
                     1-Apr-2026                           0
-------------------------------------------------------------
                    15-Apr-2026                           0
-------------------------------------------------------------
                     1-May-2026                     132,104
-------------------------------------------------------------
                    15-May-2026                           0
-------------------------------------------------------------
                     1-Jun-2026                           0
-------------------------------------------------------------
                    15-Jun-2026                           0
-------------------------------------------------------------
                     1-Jul-2026                           0
-------------------------------------------------------------
                    15-Jul-2026                           0
-------------------------------------------------------------
                     3-Aug-2026                     267,104
-------------------------------------------------------------
                    17-Aug-2026                           0
-------------------------------------------------------------
                     1-Sep-2026                           0
-------------------------------------------------------------
                    15-Sep-2026                           0
-------------------------------------------------------------
                     1-Oct-2026                           0
-------------------------------------------------------------
                    15-Oct-2026                           0
-------------------------------------------------------------
                     2-Nov-2026                     132,104
-------------------------------------------------------------
                    16-Nov-2026                           0
-------------------------------------------------------------
                     1-Dec-2026                           0
-------------------------------------------------------------
                    15-Dec-2026                           0
-------------------------------------------------------------
                     4-Jan-2027                           0
-------------------------------------------------------------
                    15-Jan-2027                           0
-------------------------------------------------------------
                     1-Feb-2027                     267,104
-------------------------------------------------------------
                    16-Feb-2027                           0
-------------------------------------------------------------
                     1-Mar-2027                           0
-------------------------------------------------------------
                    15-Mar-2027                           0
-------------------------------------------------------------
                     1-Apr-2027                           0
-------------------------------------------------------------
                    15-Apr-2027                           0
-------------------------------------------------------------
                     3-May-2027                     132,104
-------------------------------------------------------------
                    17-May-2027                           0
-------------------------------------------------------------
                     1-Jun-2027                           0
-------------------------------------------------------------
                    15-Jun-2027                           0
-------------------------------------------------------------
                     1-Jul-2027                           0
-------------------------------------------------------------
                    15-Jul-2027                           0
-------------------------------------------------------------
                     2-Aug-2027                     267,104
-------------------------------------------------------------
                    16-Aug-2027                           0
-------------------------------------------------------------
                     1-Sep-2027                           0
-------------------------------------------------------------

-------------------------------------------------------------
           ADJUSTED                      REPAYMENT
             DATES                        AMOUNTS
-------------------------------------------------------------
                    15-Sep-2027                           0
-------------------------------------------------------------
                     1-Oct-2027                           0
-------------------------------------------------------------
                    15-Oct-2027                           0
-------------------------------------------------------------
                     1-Nov-2027                     132,104
-------------------------------------------------------------
                    15-Nov-2027                           0
-------------------------------------------------------------
                     1-Dec-2027                           0
-------------------------------------------------------------
                    15-Dec-2027                           0
-------------------------------------------------------------
                     3-Jan-2028                           0
-------------------------------------------------------------
                    18-Jan-2028                           0
-------------------------------------------------------------
                     1-Feb-2028                     284,292
-------------------------------------------------------------
                    15-Feb-2028                           0
-------------------------------------------------------------
                     1-Mar-2028                           0
-------------------------------------------------------------
                    15-Mar-2028                           0
-------------------------------------------------------------
                     3-Apr-2028                           0
-------------------------------------------------------------
                    17-Apr-2028                           0
-------------------------------------------------------------
                     1-May-2028                     149,292
-------------------------------------------------------------
                    15-May-2028                           0
-------------------------------------------------------------
                     1-Jun-2028                           0
-------------------------------------------------------------
                    15-Jun-2028                           0
-------------------------------------------------------------
                     3-Jul-2028                           0
-------------------------------------------------------------
                    17-Jul-2028                           0
-------------------------------------------------------------
                     1-Aug-2028                     181,167
-------------------------------------------------------------
                    15-Aug-2028                           0
-------------------------------------------------------------
                     1-Sep-2028                           0
-------------------------------------------------------------
                    15-Sep-2028                           0
-------------------------------------------------------------
                     2-Oct-2028                           0
-------------------------------------------------------------
                    16-Oct-2028                           0
-------------------------------------------------------------
                     1-Nov-2028                     149,292
-------------------------------------------------------------
                    15-Nov-2028                           0
-------------------------------------------------------------
                     1-Dec-2028                           0
-------------------------------------------------------------
                    15-Dec-2028                           0
-------------------------------------------------------------
                     2-Jan-2029                           0
-------------------------------------------------------------
                    16-Jan-2029                           0
-------------------------------------------------------------
                     1-Feb-2029                     181,167
-------------------------------------------------------------
                    15-Feb-2029                           0
-------------------------------------------------------------
                     1-Mar-2029                           0
-------------------------------------------------------------
                    15-Mar-2029                           0
-------------------------------------------------------------
                     2-Apr-2029                           0
-------------------------------------------------------------
                    16-Apr-2029                           0
-------------------------------------------------------------
                     1-May-2029                     149,292
-------------------------------------------------------------
                    15-May-2029                           0
-------------------------------------------------------------
                     1-Jun-2029                           0
-------------------------------------------------------------
                    15-Jun-2029                           0
-------------------------------------------------------------
                     2-Jul-2029                           0
-------------------------------------------------------------
                    16-Jul-2029                           0
-------------------------------------------------------------
                     1-Aug-2029                     181,167
-------------------------------------------------------------
                    15-Aug-2029                           0
-------------------------------------------------------------

-------------------------------------------------------------
           ADJUSTED                      REPAYMENT
             DATES                        AMOUNTS
-------------------------------------------------------------
                     4-Sep-2029                           0
-------------------------------------------------------------
                    17-Sep-2029                           0
-------------------------------------------------------------
                     1-Oct-2029                           0
-------------------------------------------------------------
                    15-Oct-2029                           0
-------------------------------------------------------------
                     1-Nov-2029                     149,292
-------------------------------------------------------------
                    15-Nov-2029                           0
-------------------------------------------------------------
                     3-Dec-2029                           0
-------------------------------------------------------------
                    17-Dec-2029                           0
-------------------------------------------------------------
                     1-Jan-2030                           0
-------------------------------------------------------------
                    15-Jan-2030                           0
-------------------------------------------------------------
                     1-Feb-2030                     181,167
-------------------------------------------------------------
                    15-Feb-2030                           0
-------------------------------------------------------------
                     1-Mar-2030                           0
-------------------------------------------------------------
                    15-Mar-2030                           0
-------------------------------------------------------------
                     1-Apr-2030                           0
-------------------------------------------------------------
                    15-Apr-2030                           0
-------------------------------------------------------------
                     1-May-2030                     149,292
-------------------------------------------------------------
                    15-May-2030                           0
-------------------------------------------------------------
                     3-Jun-2030                           0
-------------------------------------------------------------
                    17-Jun-2030                           0
-------------------------------------------------------------
                     1-Jul-2030                           0
-------------------------------------------------------------
                    15-Jul-2030                           0
-------------------------------------------------------------
                     1-Aug-2030                     181,167
-------------------------------------------------------------
                    15-Aug-2030                           0
-------------------------------------------------------------
                     2-Sep-2030                           0
-------------------------------------------------------------
                    16-Sep-2030                           0
-------------------------------------------------------------
                     1-Oct-2030                           0
-------------------------------------------------------------
                    15-Oct-2030                           0
-------------------------------------------------------------
                     1-Nov-2030                     149,292
-------------------------------------------------------------
                    15-Nov-2030                           0
-------------------------------------------------------------
                     2-Dec-2030                           0
-------------------------------------------------------------
                    16-Dec-2030                           0
-------------------------------------------------------------
                     1-Jan-2031                           0
-------------------------------------------------------------
                    15-Jan-2031                           0
-------------------------------------------------------------
                     3-Feb-2031                     190,204
-------------------------------------------------------------
                    17-Feb-2031                           0
-------------------------------------------------------------
                     3-Mar-2031                           0
-------------------------------------------------------------
                    17-Mar-2031                           0
-------------------------------------------------------------
                     1-Apr-2031                           0
-------------------------------------------------------------
                    15-Apr-2031                           0
-------------------------------------------------------------
                     1-May-2031                     189,604
-------------------------------------------------------------
                    15-May-2031                           0
-------------------------------------------------------------
                     2-Jun-2031                           0
-------------------------------------------------------------
                    16-Jun-2031                           0
-------------------------------------------------------------
                     1-Jul-2031                           0
-------------------------------------------------------------
                    15-Jul-2031                           0
-------------------------------------------------------------
                     1-Aug-2031                      93,979
-------------------------------------------------------------

-------------------------------------------------------------
           ADJUSTED                      REPAYMENT
             DATES                        AMOUNTS
-------------------------------------------------------------
                    15-Aug-2031                           0
-------------------------------------------------------------
                     1-Sep-2031                           0
-------------------------------------------------------------
                    15-Sep-2031                           0
-------------------------------------------------------------
                     1-Oct-2031                           0
-------------------------------------------------------------
                    15-Oct-2031                           0
-------------------------------------------------------------
                     3-Nov-2031                      75,229
-------------------------------------------------------------
                    17-Nov-2031                           0
-------------------------------------------------------------
                     1-Dec-2031                           0
-------------------------------------------------------------
                    15-Dec-2031                           0
-------------------------------------------------------------
                     1-Jan-2032                           0
-------------------------------------------------------------
                    15-Jan-2032                           0
-------------------------------------------------------------
                     2-Feb-2032                      93,979
-------------------------------------------------------------
                    16-Feb-2032                           0
-------------------------------------------------------------
                     1-Mar-2032                           0
-------------------------------------------------------------
                    15-Mar-2032                           0
-------------------------------------------------------------
                     1-Apr-2032                           0
-------------------------------------------------------------
                    15-Apr-2032                           0
-------------------------------------------------------------
                     3-May-2032                      92,104
-------------------------------------------------------------
                    17-May-2032                           0
-------------------------------------------------------------
                     1-Jun-2032                           0
-------------------------------------------------------------
                    15-Jun-2032                           0
-------------------------------------------------------------
                     1-Jul-2032                           0
-------------------------------------------------------------
                    15-Jul-2032                           0
-------------------------------------------------------------
                     2-Aug-2032                     128,667
-------------------------------------------------------------
                    16-Aug-2032                           0
-------------------------------------------------------------
                     1-Sep-2032                      16,167
-------------------------------------------------------------
                    15-Sep-2032                           0
-------------------------------------------------------------
                     1-Oct-2032                           0
-------------------------------------------------------------
                    15-Oct-2032                           0
-------------------------------------------------------------
                     1-Nov-2032                      99,292
-------------------------------------------------------------
                    15-Nov-2032                           0
-------------------------------------------------------------
                     1-Dec-2032                           0
-------------------------------------------------------------
                    15-Dec-2032                           0
-------------------------------------------------------------
                     3-Jan-2033                      14,167
-------------------------------------------------------------
                    17-Jan-2033                           0
-------------------------------------------------------------
                     1-Feb-2033                      21,792
-------------------------------------------------------------
                    15-Feb-2033                           0
-------------------------------------------------------------
                     1-Mar-2033                      31,479
-------------------------------------------------------------
                    15-Mar-2033                           0
-------------------------------------------------------------
                     1-Apr-2033                           0
-------------------------------------------------------------
                    15-Apr-2033                           0
-------------------------------------------------------------
                     2-May-2033                     130,542
-------------------------------------------------------------
                    16-May-2033                           0
-------------------------------------------------------------
                     1-Jun-2033                           0
-------------------------------------------------------------
                    15-Jun-2033                           0
-------------------------------------------------------------
                     1-Jul-2033                      45,417
-------------------------------------------------------------
                    15-Jul-2033                           0
-------------------------------------------------------------

-------------------------------------------------------------
           ADJUSTED                      REPAYMENT
             DATES                        AMOUNTS
-------------------------------------------------------------
                     1-Aug-2033                      53,042
-------------------------------------------------------------
                    15-Aug-2033                           0
-------------------------------------------------------------
                     1-Sep-2033                           0
-------------------------------------------------------------
                    15-Sep-2033                           0
-------------------------------------------------------------
                     3-Oct-2033                           0
-------------------------------------------------------------
                    17-Oct-2033                           0
-------------------------------------------------------------
                     1-Nov-2033                      35,377
-------------------------------------------------------------
                    15-Nov-2033                           0
-------------------------------------------------------------
                     1-Dec-2033                           0
-------------------------------------------------------------
                    15-Dec-2033                           0
-------------------------------------------------------------
                     2-Jan-2034                      77,167
-------------------------------------------------------------
                    16-Jan-2034                           0
-------------------------------------------------------------
                     1-Feb-2034                      84,792
-------------------------------------------------------------
                    15-Feb-2034                      13,576
-------------------------------------------------------------
                     1-Mar-2034                           0
-------------------------------------------------------------
                    15-Mar-2034                           0
-------------------------------------------------------------

                                                                   Schedule 3

                              ADVANCE INTEREST


--------------------------------------------------------------
Multiplier  - Start Stub                          0.241666667
Multiplier  - End Stub                            0.127777778
--------------------------------------------------------------



------------------------------------------------------
    INTEREST PAYMENT DATES      INTEREST PAYMENT
------------------------------------------------------
         18-Jun-2004                       0
------------------------------------------------------
          1-Jul-2004                       0
------------------------------------------------------
         15-Jul-2004                       0
------------------------------------------------------
          2-Aug-2004                       0
------------------------------------------------------
         16-Aug-2004                       0
------------------------------------------------------
          1-Sep-2004                       0
------------------------------------------------------
         15-Sep-2004                  10,271
------------------------------------------------------
          1-Oct-2004                       0
------------------------------------------------------
         15-Oct-2004                       0
------------------------------------------------------
          1-Nov-2004                       0
------------------------------------------------------
         15-Nov-2004                       0
------------------------------------------------------
          1-Dec-2004                       0
------------------------------------------------------
         15-Dec-2004                  10,625
------------------------------------------------------
          3-Jan-2005                       0
------------------------------------------------------
         18-Jan-2005                       0
------------------------------------------------------
          1-Feb-2005                       0
------------------------------------------------------
         15-Feb-2005                       0
------------------------------------------------------
          1-Mar-2005                       0
------------------------------------------------------
         15-Mar-2005                  10,625
------------------------------------------------------
          1-Apr-2005                       0
------------------------------------------------------
         15-Apr-2005                       0
------------------------------------------------------
          2-May-2005                       0
------------------------------------------------------
         16-May-2005                       0
------------------------------------------------------
          1-Jun-2005                       0
------------------------------------------------------
         15-Jun-2005                  10,625
------------------------------------------------------
          1-Jul-2005                       0
------------------------------------------------------
         15-Jul-2005                       0
------------------------------------------------------
          1-Aug-2005                       0
------------------------------------------------------
         15-Aug-2005                       0
------------------------------------------------------
          1-Sep-2005                       0
-------------------------------------------------------
         15-Sep-2005                  10,625
------------------------------------------------------
          3-Oct-2005                       0
------------------------------------------------------
         17-Oct-2005                       0
------------------------------------------------------

------------------------------------------------------
    INTEREST PAYMENT DATES      INTEREST PAYMENT
------------------------------------------------------
          1-Nov-2005                       0
------------------------------------------------------
         15-Nov-2005                       0
------------------------------------------------------
          1-Dec-2005                       0
------------------------------------------------------
         15-Dec-2005                  10,625
------------------------------------------------------
          3-Jan-2006                       0
------------------------------------------------------
         17-Jan-2006                       0
------------------------------------------------------
          1-Feb-2006                       0
------------------------------------------------------
         15-Feb-2006                       0
------------------------------------------------------
          1-Mar-2006                       0
------------------------------------------------------
         15-Mar-2006                  10,625
------------------------------------------------------
          3-Apr-2006                       0
------------------------------------------------------
         17-Apr-2006                       0
------------------------------------------------------
          1-May-2006                       0
------------------------------------------------------
         15-May-2006                       0
------------------------------------------------------
          1-Jun-2006                       0
------------------------------------------------------
         15-Jun-2006                  10,625
------------------------------------------------------
          3-Jul-2006                       0
------------------------------------------------------
         17-Jul-2006                       0
------------------------------------------------------
          1-Aug-2006                       0
------------------------------------------------------
         15-Aug-2006                       0
------------------------------------------------------
          1-Sep-2006                       0
------------------------------------------------------
         15-Sep-2006                  10,625
------------------------------------------------------
          2-Oct-2006                       0
------------------------------------------------------
         16-Oct-2006                       0
------------------------------------------------------
          1-Nov-2006                       0
------------------------------------------------------
         15-Nov-2006                       0
-------------------------------------------------------
          1-Dec-2006                       0
------------------------------------------------------
         15-Dec-2006                  10,625
------------------------------------------------------
          2-Jan-2007                       0
------------------------------------------------------
         16-Jan-2007                       0
------------------------------------------------------
          1-Feb-2007                       0
------------------------------------------------------
         15-Feb-2007                       0
------------------------------------------------------
          1-Mar-2007                       0
------------------------------------------------------
         15-Mar-2007                  10,625
------------------------------------------------------
          2-Apr-2007                       0
------------------------------------------------------
         16-Apr-2007                       0
------------------------------------------------------
          1-May-2007                       0
------------------------------------------------------
         15-May-2007                       0
------------------------------------------------------
          1-Jun-2007                       0
------------------------------------------------------
         15-Jun-2007                  10,625
------------------------------------------------------

------------------------------------------------------
     INTEREST PAYMENT DATES      INTEREST PAYMENT
------------------------------------------------------
          2-Jul-2007                       0
------------------------------------------------------
         16-Jul-2007                       0
------------------------------------------------------
          1-Aug-2007                       0
------------------------------------------------------
         15-Aug-2007                       0
------------------------------------------------------
          4-Sep-2007                       0
------------------------------------------------------
         17-Sep-2007                  10,625
------------------------------------------------------
          1-Oct-2007                       0
------------------------------------------------------
         15-Oct-2007                       0
------------------------------------------------------
          1-Nov-2007                       0
------------------------------------------------------
         15-Nov-2007                       0
------------------------------------------------------
          3-Dec-2007                       0
------------------------------------------------------
         17-Dec-2007                  10,625
------------------------------------------------------
          2-Jan-2008                       0
------------------------------------------------------
         15-Jan-2008                       0
------------------------------------------------------
          1-Feb-2008                       0
------------------------------------------------------
         15-Feb-2008                       0
------------------------------------------------------
          3-Mar-2008                       0
------------------------------------------------------
         17-Mar-2008                  10,625
------------------------------------------------------
          1-Apr-2008                       0
------------------------------------------------------
         15-Apr-2008                       0
------------------------------------------------------
          1-May-2008                       0
------------------------------------------------------
         15-May-2008                       0
------------------------------------------------------
          2-Jun-2008                       0
------------------------------------------------------
         16-Jun-2008                  10,625
------------------------------------------------------
          1-Jul-2008                       0
------------------------------------------------------
         15-Jul-2008                       0
------------------------------------------------------
          1-Aug-2008                       0
------------------------------------------------------
         15-Aug-2008                       0
------------------------------------------------------
          2-Sep-2008                       0
------------------------------------------------------
         15-Sep-2008                  10,625
------------------------------------------------------
          1-Oct-2008                       0
------------------------------------------------------
         15-Oct-2008                       0
------------------------------------------------------
          3-Nov-2008                       0
------------------------------------------------------
         17-Nov-2008                       0
------------------------------------------------------
          1-Dec-2008                       0
------------------------------------------------------
         15-Dec-2008                  10,625
------------------------------------------------------
          2-Jan-2009                       0
------------------------------------------------------
         15-Jan-2009                       0
------------------------------------------------------
          2-Feb-2009                       0
------------------------------------------------------
         17-Feb-2009                       0
------------------------------------------------------

------------------------------------------------------
    INTEREST PAYMENT DATES      INTEREST PAYMENT
------------------------------------------------------
          2-Mar-2009                       0
------------------------------------------------------
         16-Mar-2009                  10,625
------------------------------------------------------
          1-Apr-2009                       0
------------------------------------------------------
         15-Apr-2009                       0
------------------------------------------------------
          1-May-2009                       0
------------------------------------------------------
         15-May-2009                       0
------------------------------------------------------
          1-Jun-2009                       0
------------------------------------------------------
         15-Jun-2009                  10,625
------------------------------------------------------
          1-Jul-2009                       0
------------------------------------------------------
         15-Jul-2009                       0
------------------------------------------------------
          3-Aug-2009                       0
------------------------------------------------------
         17-Aug-2009                       0
------------------------------------------------------
          1-Sep-2009                       0
------------------------------------------------------
         15-Sep-2009                  10,625
------------------------------------------------------
          1-Oct-2009                       0
------------------------------------------------------
         15-Oct-2009                       0
------------------------------------------------------
          2-Nov-2009                       0
------------------------------------------------------
         16-Nov-2009                       0
------------------------------------------------------
          1-Dec-2009                       0
------------------------------------------------------
         15-Dec-2009                  10,625
------------------------------------------------------
          4-Jan-2010                       0
------------------------------------------------------
         15-Jan-2010                       0
------------------------------------------------------
          1-Feb-2010                       0
------------------------------------------------------
         16-Feb-2010                       0
------------------------------------------------------
          1-Mar-2010                       0
------------------------------------------------------
         15-Mar-2010                  10,625
------------------------------------------------------
          1-Apr-2010                       0
------------------------------------------------------
         15-Apr-2010                       0
------------------------------------------------------
          3-May-2010                       0
------------------------------------------------------
         17-May-2010                       0
------------------------------------------------------
          1-Jun-2010                       0
------------------------------------------------------
         15-Jun-2010                  10,625
------------------------------------------------------
          1-Jul-2010                       0
------------------------------------------------------
         15-Jul-2010                       0
------------------------------------------------------
          2-Aug-2010                       0
------------------------------------------------------
         16-Aug-2010                       0
------------------------------------------------------
          1-Sep-2010                       0
------------------------------------------------------
         15-Sep-2010                  10,625
------------------------------------------------------
          1-Oct-2010                       0
------------------------------------------------------
         15-Oct-2010                       0
------------------------------------------------------

------------------------------------------------------
    INTEREST PAYMENT DATES      INTEREST PAYMENT
------------------------------------------------------
          1-Nov-2010                       0
------------------------------------------------------
         15-Nov-2010                       0
------------------------------------------------------
          1-Dec-2010                       0
------------------------------------------------------
         15-Dec-2010                  10,625
------------------------------------------------------
          3-Jan-2011                       0
------------------------------------------------------
         18-Jan-2011                       0
------------------------------------------------------
          1-Feb-2011                       0
------------------------------------------------------
         15-Feb-2011                       0
------------------------------------------------------
          1-Mar-2011                       0
------------------------------------------------------
         15-Mar-2011                  10,625
------------------------------------------------------
          1-Apr-2011                       0
------------------------------------------------------
         15-Apr-2011                       0
------------------------------------------------------
          2-May-2011                       0
------------------------------------------------------
         16-May-2011                       0
------------------------------------------------------
          1-Jun-2011                       0
------------------------------------------------------
         15-Jun-2011                  10,625
------------------------------------------------------
          1-Jul-2011                       0
------------------------------------------------------
         15-Jul-2011                       0
------------------------------------------------------
          1-Aug-2011                       0
------------------------------------------------------
         15-Aug-2011                       0
------------------------------------------------------
          1-Sep-2011                       0
------------------------------------------------------
         15-Sep-2011                  10,625
------------------------------------------------------
          3-Oct-2011                       0
------------------------------------------------------
         17-Oct-2011                       0
------------------------------------------------------
          1-Nov-2011                       0
------------------------------------------------------
         15-Nov-2011                       0
------------------------------------------------------
          1-Dec-2011                       0
------------------------------------------------------
         15-Dec-2011                  10,625
------------------------------------------------------
          3-Jan-2012                       0
------------------------------------------------------
         17-Jan-2012                       0
------------------------------------------------------
          1-Feb-2012                       0
------------------------------------------------------
         15-Feb-2012                       0
------------------------------------------------------
          1-Mar-2012                       0
------------------------------------------------------
         15-Mar-2012                  10,625
------------------------------------------------------
          2-Apr-2012                       0
------------------------------------------------------
         16-Apr-2012                       0
------------------------------------------------------
          1-May-2012                       0
------------------------------------------------------
         15-May-2012                       0
------------------------------------------------------
          1-Jun-2012                       0
------------------------------------------------------
         15-Jun-2012                  10,625
------------------------------------------------------

------------------------------------------------------
    INTEREST PAYMENT DATES      INTEREST PAYMENT
------------------------------------------------------
          2-Jul-2012                       0
------------------------------------------------------
         16-Jul-2012                       0
------------------------------------------------------
          1-Aug-2012                       0
------------------------------------------------------
         15-Aug-2012                       0
------------------------------------------------------
          4-Sep-2012                       0
------------------------------------------------------
         17-Sep-2012                  10,625
------------------------------------------------------
          1-Oct-2012                       0
------------------------------------------------------
         15-Oct-2012                       0
------------------------------------------------------
          1-Nov-2012                       0
------------------------------------------------------
         15-Nov-2012                       0
------------------------------------------------------
          3-Dec-2012                       0
------------------------------------------------------
         17-Dec-2012                  10,625
------------------------------------------------------
          2-Jan-2013                       0
------------------------------------------------------
         15-Jan-2013                       0
------------------------------------------------------
          1-Feb-2013                       0
------------------------------------------------------
         15-Feb-2013                       0
------------------------------------------------------
          1-Mar-2013                       0
------------------------------------------------------
         15-Mar-2013                  10,625
------------------------------------------------------
          1-Apr-2013                       0
------------------------------------------------------
         15-Apr-2013                       0
------------------------------------------------------
          1-May-2013                       0
------------------------------------------------------
         15-May-2013                       0
------------------------------------------------------
          3-Jun-2013                       0
------------------------------------------------------
         17-Jun-2013                  10,625
------------------------------------------------------
          1-Jul-2013                       0
------------------------------------------------------
         15-Jul-2013                       0
------------------------------------------------------
          1-Aug-2013                       0
------------------------------------------------------
         15-Aug-2013                       0
------------------------------------------------------
          3-Sep-2013                       0
------------------------------------------------------
         16-Sep-2013                  10,625
------------------------------------------------------
          1-Oct-2013                       0
------------------------------------------------------
         15-Oct-2013                       0
------------------------------------------------------
          1-Nov-2013                       0
------------------------------------------------------
         15-Nov-2013                       0
------------------------------------------------------
          2-Dec-2013                       0
------------------------------------------------------
         16-Dec-2013                  10,625
------------------------------------------------------
          2-Jan-2014                       0
------------------------------------------------------
         15-Jan-2014                       0
------------------------------------------------------
          3-Feb-2014                       0
------------------------------------------------------
         18-Feb-2014                       0
------------------------------------------------------

------------------------------------------------------
    INTEREST PAYMENT DATES      INTEREST PAYMENT
------------------------------------------------------
          3-Mar-2014                       0
------------------------------------------------------
         17-Mar-2014                  10,625
------------------------------------------------------
          1-Apr-2014                       0
------------------------------------------------------
         15-Apr-2014                       0
------------------------------------------------------
          1-May-2014                       0
------------------------------------------------------
         15-May-2014                       0
------------------------------------------------------
          2-Jun-2014                       0
------------------------------------------------------
         16-Jun-2014                  10,625
------------------------------------------------------
          1-Jul-2014                       0
------------------------------------------------------
         15-Jul-2014                       0
------------------------------------------------------
          1-Aug-2014                       0
------------------------------------------------------
         15-Aug-2014                       0
------------------------------------------------------
          2-Sep-2014                       0
------------------------------------------------------
         15-Sep-2014                  10,625
------------------------------------------------------
          1-Oct-2014                       0
------------------------------------------------------
         15-Oct-2014                       0
------------------------------------------------------
          3-Nov-2014                       0
------------------------------------------------------
         17-Nov-2014                       0
------------------------------------------------------
          1-Dec-2014                       0
------------------------------------------------------
         15-Dec-2014                  10,625
------------------------------------------------------
          2-Jan-2015                       0
------------------------------------------------------
         15-Jan-2015                       0
------------------------------------------------------
          2-Feb-2015                       0
------------------------------------------------------
         17-Feb-2015                       0
------------------------------------------------------
          2-Mar-2015                       0
------------------------------------------------------
         16-Mar-2015                  10,625
------------------------------------------------------
          1-Apr-2015                       0
------------------------------------------------------
         15-Apr-2015                       0
------------------------------------------------------
          1-May-2015                       0
------------------------------------------------------
         15-May-2015                       0
------------------------------------------------------
          1-Jun-2015                       0
------------------------------------------------------
         15-Jun-2015                  10,625
------------------------------------------------------
          1-Jul-2015                       0
------------------------------------------------------
         15-Jul-2015                       0
------------------------------------------------------
          3-Aug-2015                       0
------------------------------------------------------
         17-Aug-2015                       0
------------------------------------------------------
          1-Sep-2015                       0
------------------------------------------------------
         15-Sep-2015                  10,625
------------------------------------------------------
          1-Oct-2015                       0
------------------------------------------------------
         15-Oct-2015                       0
------------------------------------------------------

------------------------------------------------------
    INTEREST PAYMENT DATES      INTEREST PAYMENT
------------------------------------------------------
          2-Nov-2015                       0
------------------------------------------------------
         16-Nov-2015                       0
------------------------------------------------------
          1-Dec-2015                       0
------------------------------------------------------
         15-Dec-2015                  10,625
------------------------------------------------------
          4-Jan-2016                       0
------------------------------------------------------
         15-Jan-2016                       0
------------------------------------------------------
          1-Feb-2016                       0
------------------------------------------------------
         16-Feb-2016                       0
------------------------------------------------------
          1-Mar-2016                       0
------------------------------------------------------
         15-Mar-2016                  10,625
------------------------------------------------------
          1-Apr-2016                       0
------------------------------------------------------
         15-Apr-2016                       0
------------------------------------------------------
          2-May-2016                       0
------------------------------------------------------
         16-May-2016                       0
------------------------------------------------------
          1-Jun-2016                       0
------------------------------------------------------
         15-Jun-2016                  10,625
------------------------------------------------------
          1-Jul-2016                       0
------------------------------------------------------
         15-Jul-2016                       0
------------------------------------------------------
          1-Aug-2016                       0
------------------------------------------------------
         15-Aug-2016                       0
------------------------------------------------------
          1-Sep-2016                       0
------------------------------------------------------
         15-Sep-2016                  10,625
------------------------------------------------------
          3-Oct-2016                       0
------------------------------------------------------
         17-Oct-2016                       0
------------------------------------------------------
          1-Nov-2016                       0
------------------------------------------------------
         15-Nov-2016                       0
------------------------------------------------------
          1-Dec-2016                       0
------------------------------------------------------
         15-Dec-2016                  10,625
------------------------------------------------------
          3-Jan-2017                       0
------------------------------------------------------
         17-Jan-2017                       0
------------------------------------------------------
          1-Feb-2017                       0
------------------------------------------------------
         15-Feb-2017                       0
------------------------------------------------------
          1-Mar-2017                       0
------------------------------------------------------
         15-Mar-2017                  10,625
------------------------------------------------------
          3-Apr-2017                       0
------------------------------------------------------
         17-Apr-2017                       0
------------------------------------------------------
          1-May-2017                       0
------------------------------------------------------
         15-May-2017                       0
------------------------------------------------------
          1-Jun-2017                       0
------------------------------------------------------
         15-Jun-2017                  10,625
------------------------------------------------------

------------------------------------------------------
    INTEREST PAYMENT DATES      INTEREST PAYMENT
------------------------------------------------------
          3-Jul-2017                       0
------------------------------------------------------
         17-Jul-2017                       0
------------------------------------------------------
          1-Aug-2017                       0
------------------------------------------------------
         15-Aug-2017                       0
------------------------------------------------------
          1-Sep-2017                       0
------------------------------------------------------
         15-Sep-2017                  10,625
------------------------------------------------------
          2-Oct-2017                       0
------------------------------------------------------
         16-Oct-2017                       0
------------------------------------------------------
          1-Nov-2017                       0
------------------------------------------------------
         15-Nov-2017                       0
------------------------------------------------------
          1-Dec-2017                       0
------------------------------------------------------
         15-Dec-2017                  10,625
------------------------------------------------------
          2-Jan-2018                       0
------------------------------------------------------
         16-Jan-2018                       0
------------------------------------------------------
          1-Feb-2018                       0
------------------------------------------------------
         15-Feb-2018                       0
------------------------------------------------------
          1-Mar-2018                       0
------------------------------------------------------
         15-Mar-2018                  10,625
------------------------------------------------------
          2-Apr-2018                       0
------------------------------------------------------
         16-Apr-2018                       0
------------------------------------------------------
          1-May-2018                       0
------------------------------------------------------
         15-May-2018                       0
------------------------------------------------------
          1-Jun-2018                       0
------------------------------------------------------
         15-Jun-2018                  10,625
------------------------------------------------------
          2-Jul-2018                       0
------------------------------------------------------
         16-Jul-2018                       0
------------------------------------------------------
          1-Aug-2018                       0
------------------------------------------------------
         15-Aug-2018                       0
------------------------------------------------------
          4-Sep-2018                       0
------------------------------------------------------
         17-Sep-2018                  10,625
------------------------------------------------------
          1-Oct-2018                       0
------------------------------------------------------
         15-Oct-2018                       0
------------------------------------------------------
          1-Nov-2018                       0
------------------------------------------------------
         15-Nov-2018                       0
------------------------------------------------------
          3-Dec-2018                       0
------------------------------------------------------
         17-Dec-2018                  10,625
------------------------------------------------------
          2-Jan-2019                       0
------------------------------------------------------
         15-Jan-2019                       0
------------------------------------------------------
          1-Feb-2019                       0
------------------------------------------------------
         15-Feb-2019                       0
------------------------------------------------------

------------------------------------------------------
    INTEREST PAYMENT DATES      INTEREST PAYMENT
------------------------------------------------------
          1-Mar-2019                       0
------------------------------------------------------
         15-Mar-2019                  10,625
------------------------------------------------------
          1-Apr-2019                       0
------------------------------------------------------
         15-Apr-2019                       0
------------------------------------------------------
          1-May-2019                       0
------------------------------------------------------
         15-May-2019                       0
------------------------------------------------------
          3-Jun-2019                       0
------------------------------------------------------
         17-Jun-2019                  10,625
------------------------------------------------------
          1-Jul-2019                       0
------------------------------------------------------
         15-Jul-2019                       0
------------------------------------------------------
          1-Aug-2019                       0
------------------------------------------------------
         15-Aug-2019                       0
------------------------------------------------------
          3-Sep-2019                       0
------------------------------------------------------
         16-Sep-2019                  10,625
------------------------------------------------------
          1-Oct-2019                       0
------------------------------------------------------
         15-Oct-2019                       0
------------------------------------------------------
          1-Nov-2019                       0
------------------------------------------------------
         15-Nov-2019                       0
------------------------------------------------------
          2-Dec-2019                       0
------------------------------------------------------
         16-Dec-2019                  10,625
------------------------------------------------------
          2-Jan-2020                       0
------------------------------------------------------
         15-Jan-2020                       0
------------------------------------------------------
          3-Feb-2020                       0
------------------------------------------------------
         18-Feb-2020                       0
------------------------------------------------------
          2-Mar-2020                       0
------------------------------------------------------
         16-Mar-2020                  10,625
------------------------------------------------------
          1-Apr-2020                       0
------------------------------------------------------
         15-Apr-2020                       0
------------------------------------------------------
          1-May-2020                       0
------------------------------------------------------
         15-May-2020                       0
------------------------------------------------------
          1-Jun-2020                       0
------------------------------------------------------
         15-Jun-2020                  10,625
------------------------------------------------------
          1-Jul-2020                       0
------------------------------------------------------
         15-Jul-2020                       0
------------------------------------------------------
          3-Aug-2020                       0
------------------------------------------------------
         17-Aug-2020                       0
------------------------------------------------------
          1-Sep-2020                       0
------------------------------------------------------
         15-Sep-2020                  10,625
------------------------------------------------------
          1-Oct-2020                       0
------------------------------------------------------
         15-Oct-2020                       0
------------------------------------------------------

------------------------------------------------------
    INTEREST PAYMENT DATES      INTEREST PAYMENT
------------------------------------------------------
          2-Nov-2020                       0
------------------------------------------------------
         16-Nov-2020                       0
------------------------------------------------------
          1-Dec-2020                       0
------------------------------------------------------
         15-Dec-2020                  10,625
------------------------------------------------------
          4-Jan-2021                       0
------------------------------------------------------
         15-Jan-2021                       0
------------------------------------------------------
          1-Feb-2021                       0
------------------------------------------------------
         16-Feb-2021                       0
------------------------------------------------------
          1-Mar-2021                       0
------------------------------------------------------
         15-Mar-2021                  10,625
------------------------------------------------------
          1-Apr-2021                       0
------------------------------------------------------
         15-Apr-2021                       0
------------------------------------------------------
          3-May-2021                       0
------------------------------------------------------
         17-May-2021                       0
------------------------------------------------------
          1-Jun-2021                       0
------------------------------------------------------
         15-Jun-2021                  10,625
------------------------------------------------------
          1-Jul-2021                       0
------------------------------------------------------
         15-Jul-2021                       0
------------------------------------------------------
          2-Aug-2021                       0
------------------------------------------------------
         16-Aug-2021                       0
------------------------------------------------------
          1-Sep-2021                       0
------------------------------------------------------
         15-Sep-2021                  10,625
------------------------------------------------------
          1-Oct-2021                       0
------------------------------------------------------
         15-Oct-2021                       0
------------------------------------------------------
          1-Nov-2021                       0
------------------------------------------------------
         15-Nov-2021                       0
------------------------------------------------------
          1-Dec-2021                       0
------------------------------------------------------
         15-Dec-2021                  10,625
------------------------------------------------------
          3-Jan-2022                       0
------------------------------------------------------
         18-Jan-2022                       0
------------------------------------------------------
          1-Feb-2022                       0
------------------------------------------------------
         15-Feb-2022                       0
------------------------------------------------------
          1-Mar-2022                       0
------------------------------------------------------
         15-Mar-2022                  10,625
------------------------------------------------------
          1-Apr-2022                       0
------------------------------------------------------
         15-Apr-2022                       0
------------------------------------------------------
          2-May-2022                       0
------------------------------------------------------
         16-May-2022                       0
------------------------------------------------------
          1-Jun-2022                       0
------------------------------------------------------
         15-Jun-2022                  10,625
------------------------------------------------------

------------------------------------------------------
    INTEREST PAYMENT DATES      INTEREST PAYMENT
------------------------------------------------------
          1-Jul-2022                       0
------------------------------------------------------
         15-Jul-2022                       0
------------------------------------------------------
          1-Aug-2022                       0
------------------------------------------------------
         15-Aug-2022                       0
------------------------------------------------------
          1-Sep-2022                       0
------------------------------------------------------
         15-Sep-2022                  10,625
------------------------------------------------------
          3-Oct-2022                       0
------------------------------------------------------
         17-Oct-2022                       0
------------------------------------------------------
          1-Nov-2022                       0
------------------------------------------------------
         15-Nov-2022                       0
------------------------------------------------------
          1-Dec-2022                       0
------------------------------------------------------
         15-Dec-2022                  10,625
------------------------------------------------------
          3-Jan-2023                       0
------------------------------------------------------
         17-Jan-2023                       0
------------------------------------------------------
          1-Feb-2023                       0
------------------------------------------------------
         15-Feb-2023                       0
------------------------------------------------------
          1-Mar-2023                       0
------------------------------------------------------
         15-Mar-2023                  10,625
------------------------------------------------------
          3-Apr-2023                       0
------------------------------------------------------
         17-Apr-2023                       0
------------------------------------------------------
          1-May-2023                       0
------------------------------------------------------
         15-May-2023                       0
------------------------------------------------------
          1-Jun-2023                       0
------------------------------------------------------
         15-Jun-2023                  10,625
------------------------------------------------------
          3-Jul-2023                       0
------------------------------------------------------
         17-Jul-2023                       0
------------------------------------------------------
          1-Aug-2023                       0
------------------------------------------------------
         15-Aug-2023                       0
------------------------------------------------------
          1-Sep-2023                       0
------------------------------------------------------
         15-Sep-2023                  10,625
------------------------------------------------------
          2-Oct-2023                       0
------------------------------------------------------
         16-Oct-2023                       0
------------------------------------------------------
          1-Nov-2023                       0
------------------------------------------------------
         15-Nov-2023                       0
------------------------------------------------------
          1-Dec-2023                       0
------------------------------------------------------
         15-Dec-2023                  10,625
------------------------------------------------------
          2-Jan-2024                       0
------------------------------------------------------
         16-Jan-2024                       0
------------------------------------------------------
          1-Feb-2024                       0
------------------------------------------------------
         15-Feb-2024                       0
------------------------------------------------------

------------------------------------------------------
    INTEREST PAYMENT DATES      INTEREST PAYMENT
------------------------------------------------------
          1-Mar-2024                       0
------------------------------------------------------
         15-Mar-2024                  10,625
------------------------------------------------------
          1-Apr-2024                       0
------------------------------------------------------
         15-Apr-2024                       0
------------------------------------------------------
          1-May-2024                       0
------------------------------------------------------
         15-May-2024                       0
------------------------------------------------------
          3-Jun-2024                       0
------------------------------------------------------
         17-Jun-2024                  10,625
------------------------------------------------------
          1-Jul-2024                       0
------------------------------------------------------
         15-Jul-2024                       0
------------------------------------------------------
          1-Aug-2024                       0
------------------------------------------------------
         15-Aug-2024                       0
------------------------------------------------------
          3-Sep-2024                       0
------------------------------------------------------
         16-Sep-2024                  10,625
------------------------------------------------------
          1-Oct-2024                       0
------------------------------------------------------
         15-Oct-2024                       0
------------------------------------------------------
          1-Nov-2024                       0
------------------------------------------------------
         15-Nov-2024                       0
------------------------------------------------------
          2-Dec-2024                       0
------------------------------------------------------
         16-Dec-2024                  10,625
------------------------------------------------------
          2-Jan-2025                       0
------------------------------------------------------
         15-Jan-2025                       0
------------------------------------------------------
          3-Feb-2025                       0
------------------------------------------------------
         18-Feb-2025                       0
------------------------------------------------------
          3-Mar-2025                       0
------------------------------------------------------
         17-Mar-2025                  10,625
------------------------------------------------------
          1-Apr-2025                       0
------------------------------------------------------
         15-Apr-2025                       0
------------------------------------------------------
          1-May-2025                       0
------------------------------------------------------
         15-May-2025                       0
------------------------------------------------------
          2-Jun-2025                       0
------------------------------------------------------
         16-Jun-2025                  10,625
------------------------------------------------------
          1-Jul-2025                       0
------------------------------------------------------
         15-Jul-2025                       0
------------------------------------------------------
          1-Aug-2025                       0
------------------------------------------------------
         15-Aug-2025                       0
------------------------------------------------------
          2-Sep-2025                       0
------------------------------------------------------
         15-Sep-2025                  10,625
------------------------------------------------------
          1-Oct-2025                       0
------------------------------------------------------
         15-Oct-2025                       0
------------------------------------------------------

------------------------------------------------------
    INTEREST PAYMENT DATES      INTEREST PAYMENT
------------------------------------------------------
          3-Nov-2025                       0
------------------------------------------------------
         17-Nov-2025                       0
------------------------------------------------------
          1-Dec-2025                       0
------------------------------------------------------
         15-Dec-2025                  10,625
------------------------------------------------------
          2-Jan-2026                       0
------------------------------------------------------
         15-Jan-2026                       0
------------------------------------------------------
          2-Feb-2026                       0
------------------------------------------------------
         17-Feb-2026                       0
------------------------------------------------------
          2-Mar-2026                       0
------------------------------------------------------
         16-Mar-2026                  10,625
------------------------------------------------------
          1-Apr-2026                       0
------------------------------------------------------
         15-Apr-2026                       0
------------------------------------------------------
          1-May-2026                       0
------------------------------------------------------
         15-May-2026                       0
------------------------------------------------------
          1-Jun-2026                       0
------------------------------------------------------
         15-Jun-2026                  10,625
------------------------------------------------------
          1-Jul-2026                       0
------------------------------------------------------
         15-Jul-2026                       0
------------------------------------------------------
          3-Aug-2026                       0
------------------------------------------------------
         17-Aug-2026                       0
------------------------------------------------------
          1-Sep-2026                       0
------------------------------------------------------
         15-Sep-2026                  10,625
------------------------------------------------------
          1-Oct-2026                       0
------------------------------------------------------
         15-Oct-2026                       0
-------------------------------------------------------
          2-Nov-2026                       0
------------------------------------------------------
         16-Nov-2026                       0
------------------------------------------------------
          1-Dec-2026                       0
------------------------------------------------------
         15-Dec-2026                  10,625
------------------------------------------------------
          4-Jan-2027                       0
------------------------------------------------------
         15-Jan-2027                       0
------------------------------------------------------
          1-Feb-2027                       0
------------------------------------------------------
         16-Feb-2027                       0
------------------------------------------------------
          1-Mar-2027                       0
------------------------------------------------------
         15-Mar-2027                  10,625
------------------------------------------------------
          1-Apr-2027                       0
------------------------------------------------------
         15-Apr-2027                       0
-------------------------------------------------------
          3-May-2027                       0
------------------------------------------------------
         17-May-2027                       0
------------------------------------------------------
          1-Jun-2027                       0
------------------------------------------------------
         15-Jun-2027                  10,625
------------------------------------------------------

------------------------------------------------------
    INTEREST PAYMENT DATES      INTEREST PAYMENT
------------------------------------------------------
          1-Jul-2027                       0
------------------------------------------------------
         15-Jul-2027                       0
------------------------------------------------------
          2-Aug-2027                       0
------------------------------------------------------
         16-Aug-2027                       0
------------------------------------------------------
          1-Sep-2027                       0
------------------------------------------------------
         15-Sep-2027                  10,625
------------------------------------------------------
          1-Oct-2027                       0
------------------------------------------------------
         15-Oct-2027                       0
------------------------------------------------------
          1-Nov-2027                       0
------------------------------------------------------
         15-Nov-2027                       0
------------------------------------------------------
          1-Dec-2027                       0
------------------------------------------------------
         15-Dec-2027                  10,625
------------------------------------------------------
          3-Jan-2028                       0
------------------------------------------------------
         18-Jan-2028                       0
------------------------------------------------------
          1-Feb-2028                       0
------------------------------------------------------
         15-Feb-2028                       0
------------------------------------------------------
          1-Mar-2028                       0
------------------------------------------------------
         15-Mar-2028                  10,625
------------------------------------------------------
          3-Apr-2028                       0
------------------------------------------------------
         17-Apr-2028                       0
------------------------------------------------------
          1-May-2028                       0
------------------------------------------------------
         15-May-2028                       0
------------------------------------------------------
          1-Jun-2028                       0
------------------------------------------------------
         15-Jun-2028                  10,625
------------------------------------------------------
          3-Jul-2028                       0
------------------------------------------------------
         17-Jul-2028                       0
------------------------------------------------------
          1-Aug-2028                       0
------------------------------------------------------
         15-Aug-2028                       0
-------------------------------------------------------
          1-Sep-2028                       0
------------------------------------------------------
         15-Sep-2028                  10,625
------------------------------------------------------
          2-Oct-2028                       0
------------------------------------------------------
         16-Oct-2028                       0
------------------------------------------------------
          1-Nov-2028                       0
------------------------------------------------------
         15-Nov-2028                       0
------------------------------------------------------
          1-Dec-2028                       0
------------------------------------------------------
         15-Dec-2028                  10,625
------------------------------------------------------
          2-Jan-2029                       0
------------------------------------------------------
         16-Jan-2029                       0
------------------------------------------------------
          1-Feb-2029                       0
------------------------------------------------------
         15-Feb-2029                       0
------------------------------------------------------

------------------------------------------------------
    INTEREST PAYMENT DATES      INTEREST PAYMENT
------------------------------------------------------
          1-Mar-2029                       0
------------------------------------------------------
         15-Mar-2029                  10,625
------------------------------------------------------
          2-Apr-2029                       0
------------------------------------------------------
         16-Apr-2029                       0
------------------------------------------------------
          1-May-2029                       0
------------------------------------------------------
         15-May-2029                       0
------------------------------------------------------
          1-Jun-2029                       0
------------------------------------------------------
         15-Jun-2029                  10,625
------------------------------------------------------
          2-Jul-2029                       0
------------------------------------------------------
         16-Jul-2029                       0
------------------------------------------------------
          1-Aug-2029                       0
------------------------------------------------------
         15-Aug-2029                       0
------------------------------------------------------
          4-Sep-2029                       0
------------------------------------------------------
         17-Sep-2029                  10,625
------------------------------------------------------
          1-Oct-2029                       0
------------------------------------------------------
         15-Oct-2029                       0
------------------------------------------------------
          1-Nov-2029                       0
------------------------------------------------------
         15-Nov-2029                       0
------------------------------------------------------
          3-Dec-2029                       0
------------------------------------------------------
         17-Dec-2029                  10,625
------------------------------------------------------
          1-Jan-2030                       0
------------------------------------------------------
         15-Jan-2030                       0
------------------------------------------------------
          1-Feb-2030                       0
------------------------------------------------------
         15-Feb-2030                       0
------------------------------------------------------
          1-Mar-2030                       0
------------------------------------------------------
         15-Mar-2030                  10,625
------------------------------------------------------
          1-Apr-2030                       0
------------------------------------------------------
         15-Apr-2030                       0
------------------------------------------------------
          1-May-2030                       0
------------------------------------------------------
         15-May-2030                       0
------------------------------------------------------
          3-Jun-2030                       0
------------------------------------------------------
         17-Jun-2030                  10,625
------------------------------------------------------
          1-Jul-2030                       0
------------------------------------------------------
         15-Jul-2030                       0
------------------------------------------------------
          1-Aug-2030                       0
------------------------------------------------------
         15-Aug-2030                       0
------------------------------------------------------
          2-Sep-2030                       0
------------------------------------------------------
         16-Sep-2030                  10,625
------------------------------------------------------
          1-Oct-2030                       0
------------------------------------------------------
         15-Oct-2030                       0
------------------------------------------------------

------------------------------------------------------
    INTEREST PAYMENT DATES      INTEREST PAYMENT
------------------------------------------------------
          1-Nov-2030                       0
------------------------------------------------------
         15-Nov-2030                       0
------------------------------------------------------
          2-Dec-2030                       0
------------------------------------------------------
         16-Dec-2030                  10,625
------------------------------------------------------
          1-Jan-2031                       0
------------------------------------------------------
         15-Jan-2031                       0
------------------------------------------------------
          3-Feb-2031                       0
------------------------------------------------------
         17-Feb-2031                       0
------------------------------------------------------
          3-Mar-2031                       0
------------------------------------------------------
         17-Mar-2031                  10,625
------------------------------------------------------
          1-Apr-2031                       0
------------------------------------------------------
         15-Apr-2031                       0
------------------------------------------------------
          1-May-2031                       0
------------------------------------------------------
         15-May-2031                       0
------------------------------------------------------
          2-Jun-2031                       0
------------------------------------------------------
         16-Jun-2031                  10,625
------------------------------------------------------
          1-Jul-2031                       0
------------------------------------------------------
         15-Jul-2031                       0
------------------------------------------------------
          1-Aug-2031                       0
------------------------------------------------------
         15-Aug-2031                       0
------------------------------------------------------
          1-Sep-2031                       0
------------------------------------------------------
         15-Sep-2031                  10,625
------------------------------------------------------
          1-Oct-2031                       0
------------------------------------------------------
         15-Oct-2031                       0
------------------------------------------------------
          3-Nov-2031                       0
------------------------------------------------------
         17-Nov-2031                       0
------------------------------------------------------
          1-Dec-2031                       0
------------------------------------------------------
         15-Dec-2031                  10,625
------------------------------------------------------
          1-Jan-2032                       0
------------------------------------------------------
         15-Jan-2032                       0
------------------------------------------------------
          2-Feb-2032                       0
------------------------------------------------------
         16-Feb-2032                       0
------------------------------------------------------
          1-Mar-2032                       0
------------------------------------------------------
         15-Mar-2032                  10,625
------------------------------------------------------
          1-Apr-2032                       0
------------------------------------------------------
         15-Apr-2032                       0
------------------------------------------------------
          3-May-2032                       0
------------------------------------------------------
         17-May-2032                       0
------------------------------------------------------
          1-Jun-2032                       0
------------------------------------------------------
         15-Jun-2032                  10,625
------------------------------------------------------

------------------------------------------------------
    INTEREST PAYMENT DATES      INTEREST PAYMENT
------------------------------------------------------
          1-Jul-2032                       0
------------------------------------------------------
         15-Jul-2032                       0
------------------------------------------------------
          2-Aug-2032                       0
------------------------------------------------------
         16-Aug-2032                       0
------------------------------------------------------
          1-Sep-2032                       0
------------------------------------------------------
         15-Sep-2032                  10,625
------------------------------------------------------
          1-Oct-2032                       0
------------------------------------------------------
         15-Oct-2032                       0
------------------------------------------------------
          1-Nov-2032                       0
------------------------------------------------------
         15-Nov-2032                       0
------------------------------------------------------
          1-Dec-2032                       0
------------------------------------------------------
         15-Dec-2032                  10,625
------------------------------------------------------
          3-Jan-2033                       0
------------------------------------------------------
         17-Jan-2033                       0
------------------------------------------------------
          1-Feb-2033                       0
------------------------------------------------------
         15-Feb-2033                       0
------------------------------------------------------
          1-Mar-2033                       0
------------------------------------------------------
         15-Mar-2033                  10,625
------------------------------------------------------
          1-Apr-2033                       0
------------------------------------------------------
         15-Apr-2033                       0
------------------------------------------------------
          2-May-2033                       0
------------------------------------------------------
         16-May-2033                       0
------------------------------------------------------
          1-Jun-2033                       0
------------------------------------------------------
         15-Jun-2033                  10,625
------------------------------------------------------
          1-Jul-2033                       0
------------------------------------------------------
         15-Jul-2033                       0
------------------------------------------------------
          1-Aug-2033                       0
------------------------------------------------------
         15-Aug-2033                       0
------------------------------------------------------
          1-Sep-2033                       0
------------------------------------------------------
         15-Sep-2033                  10,625
------------------------------------------------------
          3-Oct-2033                       0
------------------------------------------------------
         17-Oct-2033                       0
------------------------------------------------------
          1-Nov-2033                       0
------------------------------------------------------
         15-Nov-2033                       0
------------------------------------------------------
          1-Dec-2033                       0
------------------------------------------------------
         15-Dec-2033                  10,625
------------------------------------------------------
          2-Jan-2034                       0
------------------------------------------------------
         16-Jan-2034                       0
------------------------------------------------------
          1-Feb-2034                       0
------------------------------------------------------
         15-Feb-2034                   5,431
------------------------------------------------------

------------------------------------------------------
    INTEREST PAYMENT DATES      INTEREST PAYMENT
------------------------------------------------------
          1-Mar-2034                       0
------------------------------------------------------
         15-Mar-2034                       0
------------------------------------------------------